                               EXHIBIT 10 (gggg)

                             PREPARED BY AND WHEN
RECORDED RETURN TO:

Caryn L. Chalmers, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606

                                         Prudential Loan No. 6-101-882

                 ASSIGNMENT OF LEASES AND RENTS
                 ------------------------------

          THIS ASSIGNMENT is made as of this 27th day of August, 1997, by and
                                                  ---
     from OVERSEAS PARTNERS (333), INC., an Illinois corporation's("Assignor"), to and for the benefit of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Assignee").

                                   RECITALS:
                                   ---------

     A. Assignor is the owner of certain real property located in Cook County, State of Illinois more particularly described in Exhibit A attached hereto ("Property").

     B. Assignor has executed and delivered to Assignee a promissory note ("Note") of even date herewith in the original principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00) and Assignor has executed and delivered to Assignee a Mortgage, Security Agreement and Fixture Filing ("Mortgage") of even date herewith and recorded contemporaneously herewith, securing, among other things, the obligations of Assignor under the Note and the Mortgage ("Obligations").

     C. Assignor desires to transfer and assign to Assignee, absolutely and unconditionally, all of its right, title and interest in, to and under the leases described in Exhibit B attached hereto and by this reference incorporated
                    ------- -
herein, and any and all other leases, subleases, lettings and licenses of or affecting the Property that may hereafter be entered into and all amendments, extensions, modifications, replacements or renewals thereof (collectively, "Leases"), and (a) the rents, income and profits due, or to become due ' thereunder, and (b) the right to enforce, whether at law or in equity or by any other means, all provisions thereof, and all claims of any kind that Assignor may have against lessees under the Leases or any subtenants or occupants of the Property (collectively, "Lessees") including, without limitation, any guarantees of the obligations owed Assignor thereunder (the items described in clauses (a) and (b) being hereinafter collectively called "Rents"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Mortgage.

                                  AGREEMENT:
                                  ----------

   NOW, THEREFORE, as an inducement for the making of the loan evidenced by the Note and secured by the Mortgage, Assignor hereby represents, covenants and agrees follows:

     1.  Assignment.   Assignor hereby absolutely and unconditionally transfers,
         -----------
sets over and assigns to Assignee all right, title and interest of Assignor in, to and under (a) the Leases and (b) the Rents. This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not the mere passage of a security interest or a provision of additional security; provided, however, that Assignor shall have a license to collect, except as hereinafter provided, the Rents accruing by virtue of the Leases as they respectively become due ("License"), but not in advance, and to enforce the agreements of the Leases. Such License may be revoked, at Assignee's option, in the event there occurs an Event of Default or breach by Assignor under any of the terms, covenants or provisions of the Obligations, the Note, the Mortgage, this Assignment or any other Loan Documents (as defined in the Mortgage). Assignor covenants and agrees, however, that in exercising its License it shall hold any and all such Rents in trust for the benefit of Assignee and shall apply the same in payment of its Obligations, and in accordance with the Loan Documents.

     2.  Assignee as Creditor of Lessee.   Assignee, and not Assignor, shall be
         -------------------------------
the creditor of the Lessees in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting any such Lessee. Assignee, however, shall not be the party obligated to make timely filings of claims in such proceedings or to otherwise pursue creditor's rights therein. Assignee shall have the option to apply any monies received by it as such creditor to the reduction of the principal of or the premium, if any, or interest on the Obligations.

     3.  Default Remedies of Assignee.  Upon an Event of Default and until such
         ----------------------------
Event of Default shall have been fully cured, Assignor's License to collect Rents shall immediately cease and terminate. Assignee shall thereupon be authorized at its option to enter and take possession of all or part of the leased premises, and to perform all acts necessary for the operation and maintenance of such premises in the same manner and to the same extent that Assignor might reasonably so act. In furtherance thereof, Assignee shall be authorized, but under no obligation, to collect the Rents arising from the Leases, and to enforce performance of any other terms of the Leases including, but not limited to, Assignor's rights to fix or modify rents, sue for possession of the leased premises, relet all or part of the leased premises, and collect all Rents under such new Leases. Assignor shall also pay to Assignee, promptly upon any such default: (a) to the extent permitted by law, all rent prepayments and security or other deposits paid to Assignor pursuant to any Lease assigned hereunder; and (b) all charges for services or facilities or for escalation which have theretofore been paid pursuant to any such Lease to the extent allocable to any period from and after such default. Assignee will, after payment of all proper costs, charges and any damages including, without limitation, those payable pursuant to Paragraph 7 hereof, apply the net amount
                                      -----------
of such Rents to the sums then due to Assignee under the Obligations to the extent permitted by law. Assignee shall have sole discretion as to the manner in which such Rents are to be applied, the reasonableness of the costs to which they are applied, and the items that will be credited thereby.

     4.  Termination of Assignment.   When Assignor pays Assignee for the full
         --------------------------
amount of the indebtedness secured by the Mortgage and this Assignment, and such payment is evidenced by a recorded satisfaction or release of the Mortgage, this Assignment shall terminate and become void.

     5.  Notice to Lessee of Assignor's Default.   Assignor hereby irrevocably
         ---------------------------------------
authorizes each Lessee, upon demand and notice from Assignee of Assignor's Event of Default under the Obligations, the Mortgage, this Assignment or other Loan Documents, to pay all Rents under the Leases to Assignee. Assignor agrees that each Lessee shall have the right to rely upon any such notices of Assignee that Lessee shall pay all Rents to Assignee, without any obligation to inquire as to the actual existence of the default, notwithstanding any notice from or claim of Assignor to the contrary. Assignor shall have no claim against any Lessee for any Rents paid by Lessee to Assignee. Upon Assignor's cure of all Events of Default, the Mortgage, this Assignment or other Loan Documents, Assignee may give each Lessee written notice of such cure and, thereafter, until further notice from Assignee, the Lessee shall pay the Rents to Assignor.

     6.  Assignment of Defaulting Assignor's Interest in Lease.    If Assignor
         ------------------------------------------------------
has defaulted under the Obligations, the Mortgage, this Assignment or other Loan Documents, Assignee shall then have the right to assign Assignor's right, title and interest in and to the Leases to any person acquiring title to the Property through foreclosure or otherwise. Such assignee shall not be liable to account to Assignor for the Rents thereafter accruing.

     7.  Indemnification of Assignee.  Assignor hereby agrees to indemnify,
         ----------------------------
defend, protect and hold Assignee harmless from and against any and all liability, loss, cost, expense or damage (including reasonable attorneys' fees) that Assignee may or might incur under the Leases or by reason of this Assignment other than liability, loss, cost, expense, or damage incurred as a result of Assignee's gross negligence or willful misconduct. Such indemnification shall also cover any and all claims and demands that may be asserted against Assignee under the Leases or this Assignment. Nothing in this paragraph shall be construed to bind Assignee to the performance of any Lease provisions, or to otherwise impose any liability upon Assignee, including, without limitation, any liability under covenants of quiet enjoyment in the Leases in the event that any Lessee shall have been joined as party defendant in any action to foreclose the Mortgage and shall have been barred thereby of all right, title, interest, and equity of redemption in the Property. This Assignment imposes no liability upon Assignee for the operation and maintenance of the Property or for carrying out the terms of any Lease before Assignee has entered and taken possession of the Property. Any loss or liability incurred by Assignee, by reason of actual entry and taking possession under any Lease or this Assignment or in the defense of any claims shall, at Assignee's request, be reimbursed by Assignor. Such reimbursement shall include interest at the Default Rate provided in the Note, costs, expenses and reasonable attorneys' fees. Assignee may, upon entry and taking of possession, collect the Rents and apply them to reimbursement for any such loss or liability. The provisions of this

Paragraph 7 shall survive repayment of the Obligations and any termination,
-----------
satisfaction or foreclosure of this Assignment.

          8.   Assignor's Possession After Default.   If Assignor is in
               ------------------------------------
possession of any portion of the Property not leased to third party Tenants and is not required to surrender such possession hereunder upon an Event of Default, Assignor shall pay monthly in advance to Assignee, on Assignee's entry into possession pursuant to paragraph 3 hereof, or to any receiver appointed to
                       -----------
collect the Rents, the fair and reasonable value for the use and occupancy of the Property or such part thereof as may be in the possession of Assignor. Upon default in any such payment, Assignor shall forthwith vacate and surrender such possession to Assignee or such receiver and, in default thereof, Assignor may be evicted by summary or any other available proceedings or actions.

     9.   Representations and Warranties.    Assignor hereby represents and
          -------------------------------
warrants to Assignee that: (a) Assignor is the absolute owner of the Leases, with absolute right and title to assign the Leases and the Rents; and (b) the Leases are valid and in full force and effect and have not been modified, amended or terminated, or any of the terms and conditions thereof waived, except as stated herein.

     10.  Lease Terminations and Modificatons.   Assignor may do the following
          ------------------------------------
with respect to Leases (a) Assignor may terminate any Lease (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) which is
                                                    ------
in default; (b) Assignor may amend any Lease (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) provided the amendment
                                   ------
does not (i) increase the obligations of the landlord, (ii) decrease or accelerate the rent, or (iii) decrease the term; and (c) Assignor may enter into new Leases (or renew existing Leases) for premises of 24,000 square feet or less
                                                      ------
provided each Lease satisfies the minimum leasing requirements as set forth in the Mortgage and is on Assignor's standard form lease (approved by Assignee) with no modifications that increase the obligations of the landlord. Except as expressly provided in this Section 10 (or after obtaining Assignee's prior written consent), Assignor shall not (i) amend or modify any Lease, (ii) extend or renew (except in accordance with the existing Lease provisions, if any) any Lease (iii) terminate or accept the surrender of any Lease except in accordance with the terms of any Lease approved or deemed approved by Lender, (iv) enter into any new Lease of the Property, or (v) accept any prepayment of rent, termination fee, or any similar payment. Any attempt at cancellation, surrender, termination, change, alteration, modification, assignment, pledge or subordination of any Lease, other than as set forth herein, without the prior written consent of Assignee, shall be null and void.

     11.  Further Assurances.   Assignor shall execute and deliver to Assignee,
          -------------------
and hereby irrevocably appoints Assignee, its successors and assigns as its attorney-in-fact to execute and deliver during the term of this Assignment, all further instruments as Assignee may deem necessary to make this Assignment and any further assignment effective. Assignor shall, upon demand, pay to Assignee, or reimburse Assignee for the payment of, any and all costs and expenses (including reasonable attorneys' fees) incurred in connection with the preparation and recording of such instruments.

     12.  Transfer of Title to Lessee; Cancellation of Lease.  Each Lease shall
          ---------------------------- ----------------------
remain in full force and effect, notwithstanding any merger of Assignor's and Lessee's interest thereunder. Without Assignee's prior written consent, Assignor shall not convey title to all or any part of the Property to any Lessee. If Assignee's consent to any such conveyance is obtained, Assignor shall not make any such conveyance without first requiring the Lessee, in writing, to assume and agree to pay and perform the Obligations and the Mortgage in accordance with the terms, covenants and conditions thereof, and to pay so much of the purchase price as Assignee deems necessary in reduction of the outstanding principal of the Obligations, in the inverse order of maturity, which payment, if made during the period that the Obligations permit prepayment, will include applicable prepayment premiums as set forth in the Obligations.
Any transfer of title to any Lessee must be performed in compliance with the provisions of the Mortgage. In the event that any Lease permits cancellation thereof on payment of consideration and said privilege of cancellation is exercised, the payments made or to be made by reason thereof are hereby assigned to Assignee to be applied, at the election of Assignee, to the Obligations and interest thereon in whatever order the Lender shall choose in its discretion or to be held in trust by Assignee as further security, without interest, for the payment of the principal and interest required to be paid by the Obligations.

     13.  Lease Guaranties; Assignments of Leases; Alterations of Premises.
          -----------------------------------------------------------------
Assignor may do the following with respect to lease guaranties, assignments of leases, and alterations of premises are as follows: (a) Assignor may terminate any guaranties of any Lease (other than a guaranty of a Lease of a Major Tenant or tenant leasing more than 24,000 square feet of the Property) which is in default; (b) consent to any Lease assignment or subletting (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) provided that
                                              ------
any such lease assignment or subletting does not (i) increase the obligations of the landlord, (ii) decrease or accelerate the rent, or (iii) decrease the term. Assignor may not, without the written consent of Assignee: (a) execute any other assignment or pledge of the Leases, of any interest therein, or of any Rents, or agree to a subordination of any Lease to any mortgage or other encumbrance now or hereafter affecting the premises; or (b) permit a material alteration of or addition to the Property by any Lessee, unless the right to alter or enlarge is expressly reserved by Lessee in the Lease.

     14.  Assignor to Ensure Continued Performance under Leases.   Assignor
          ------------------------------------------------------
shall perform all of its covenants as Lessor under the Leases, and shall not permit any release of liability of any Lessee or any withholding of rent payments by any Lessee. Assignor shall promptly deliver to Assignee copies of any and all notices of default Assignor has sent to any Lessee. Assignor shall enforce at Assignor's expense any one or more of the Leases and all remedies available to Assignor thereunder upon any Lessee's default in accordance with reasonable past business practices. Assignor shall deliver to Assignee copies of all papers served in connection with any such enforcement proceedings and shall consult with Assignee, its agents and attorneys with respect to the conduct thereof; provided that Assignor shall not enter into any settlement of any such proceeding without Assignee's prior written consent (except in the case of a settlement concerning a tenant which is (i) not a Major Tenant, or (ii) leasing less than 24,000 square feet of the Property).

     15.  Changes in Obligation Terms.  Notwithstanding any variation of the
          ---------------------------
terms of the Obligations and/or the Mortgage, including any increase or decrease in the principal amount thereof or in the rate of interest payable thereunder or any extension of time for payment thereunder or the release of any part of the Property subject to the Mortgage, the terms of this Assignment shall remain unmodified and in full force and effect.

     16.  Additions to and Replacement of Obligations.  Assignee may take
          --------------------------------------------
security in addition to the security already given Assignee for the payments of the principal, premium and interest required to be paid in or by the Obligations or release such other security, and may release any party primarily or secondarily liable on the Obligations, may grant or make extensions, renewals, modifications or indulgences with respect to the Obligations or the Mortgage and replacements thereof, which replacements of the Obligations or the Mortgage may be on the same terms as, or on terms different from, the present terms of the Obligations or the Mortgage, and may apply any other security held by it to the satisfaction of the Obligations, without prejudice to any of its rights hereunder.

     17.  Additional Leases.  Except as otherwise set forth in the Mortgage,
          ------------------
Assignor shall not enter into any additional Leases or renew any existing Leases without the prior written consent of Assignee.

     18.  Exercise of Assignee's Rights and Remedies.  Assignee's failure to
          -------------------------------------------
avail itself of any of its rights under this Assignment for any period of time, or at any time or times, shall not constitute a waiver thereof. Assignee's rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Assignee has under the Obligations, the Mortgage and any other Loan Documents. Assignee's rights and remedies hereunder may be exercised as often as Assignee deems expedient.

     19.  Severability.  If any term of this Assignment or the application
          -------------
hereof to any person or set of circumstances, shall to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent consistent with applicable law.

     20.  Captions.  The captions or headings at the beginning of each paragraph
          ---------
hereof are for the convenience of the parties only and are not part of this Assignment.

     21.  Counterparts.  This Assignment may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original, and all of which shall be construed together and shall constitute one instrument. It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

     22.  Notices.  All notices or other written communications hereunder shall
          --------
be deemed to have been properly given: (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged; (b) one business day after having been deposited for overnight delivery with any reputable overnight courier service; or (c) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

If to Assignor:       Overseas Partners (333) Inc.
                      Overseas Partners Capital Corp.
                      c/o 115 Perimeter Center Place Suite 940
                      Atlanta, Georgia 30346
                      Attention:  Legal Department

with a copy to:       Overseas Partners Capital Corp.
                      Mintflower Place
                      8 Par-la-Ville Road
                      Hamilton, HM GX
                      P. 0. Box HM 1581
                      Bermuda
                      Attention:  Legal Department

with a copy to:       Katten, Muchin & Zavis
                      525 W. Monroe Street
                      Suite 2100
                      Chicago, Illinois 60661
                      Attention:  Nina B. Matis, Esq.

If to Assignee:       The Prudential Insurance
                      Company of America
                      One Ravinia Drive, Suite 1400
                      Atlanta, Georgia
                      30346
                      Attention:    Vice President,
                                    Asset Management
                      Telephone:    770/395-8600
                      Facsimile:    770/396-9426

with a copy to:       Sonnenschein Nath & Rosenthal
                      Tower
                      8000 Sears Chicago, Illinois 60606
                      Attention:  David A. Lapins, Esq.


or addressed as such party may from time to time designate by written notice to the other party.

     23.  Amendment, Modification or Cancellation of Assignment.   No amendment,
          ------------------------------------------------------
modification or cancellation of this Assignment or any part hereof shall be enforceable without Assignee's prior written consent.

     24.  Governing Law.  This Assignment shall be governed by and construed in
          --------------
accordance with the laws of the state in which the Property is located.

     25. Power of Attorney.    Effective automatically upon the occurrence of an
         ------------------
Event of Default and Assignee's acceleration of the indebtedness and continuously thereafter, and without the necessity of the execution of any further documents or instruments, Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor:

     (a) to collect, demand, sue for, attach, levy, recover and receive all Rents due and payable by Lessees pursuant to the Leases and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Assignee, of the Obligations, notwithstanding that the amount owing thereunder may not then be due and payable or that the Obligation is adequately secured, and Assignor does hereby authorize and direct such Lessees to deliver such payment to Assignee in accordance with the foregoing; and

     (b) to subject and subordinate at any time and from time to time, the Leases, to the lien of the Mortgage or any other Loan Documents or any other mortgage or deed of trust on or to any ground lease of the Property or to request or require such subordination, where the Assignor otherwise would have the right, power or privilege so to do. Assignor hereby ratifies and confirms all acts that Assignee shall do or cause to be done by virtue of the powers granted hereby and warrants that Assignor has not, on or at any time prior to the date hereof, exercised any such right of subordination under this clause (b) and covenants not to exercise any such right except as may be required by Assignee. The power of attorney hereunder granted is irrevocable and continuing, shall survive the insolvency or dissolution of Assignor, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Obligations shall remain unpaid.

     26. No Mortgagee in Possession; No Other Liability.  The acceptance by
         -----------------------------------------------
Assignee of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to: (a) constitute Assignee as a mortgagee in possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases or to the Property; (b) require Assignee to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases; or (c) require Assignee to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by Lessees and not assigned and delivered to Assignee. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person in or about the Property.

     27. Successors and Assigns; Gender.  The terms, covenants, conditions and
         -------------------------------
warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Mortgage, subject in all events to the provisions of the Mortgage regarding transfers of the Property by Assignor. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting Assignor, all obligations of each Assignor hereunder shall be joint and several.

    28.   Expenses.   Assignor shall pay on demand all costs and expenses
          ---------
incurred by Assignee in connection with the review of Leases, including the fees and disbursements of Assignee's outside counsel.

     29.  Limitation on Personal Liability.    Reference is hereby made to the
          ---------------------------------
portion of the Note entitled "Limitation on Personal Liability", which provision is hereby incorporated herein by reference to the same extent as if it were set forth herein.

     30.  WAIVER OF TRIAL BY JURY.  ASSIGNOR HEREBY WAIVES, TO THE FULLEST
          ------------------------
EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT, OR ANY ACTS OR OMISSIONS OF ASSIGNEE IN CONNECTION THEREWITH.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representative as of the day and year first above written.

                              ASSIGNOR:



                         OVERSEAS PARTNERS (333), INC., an Illinois corporation

                         By:  /s/ Bruce M. Barone
                              -------------------
                              Name:  Bruce M. Barone
                              Title:  President

STATE OF GEORGIA   )
                   )  SS.
COUNTY OF FORSYTH  )


     I, Elise R. Kitchens, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 27th day of August by Bruce M. Barone as a duly authorized signatory of OVERSEAS PARTNERS (333), INC., an Illinois corporation, on behalf of said corporation.

     GIVEN under my hand and Notarial Seal this 27th day of August 1997.



                                    /s/ Elise R. Kitchens
                                    ---------------------
                                    Notary Public

My Commission Expires:

12/12/2000

                                   EXHIBIT A
                               Legal Description
Parcel I:

Lots 7, 8 and 9 in Assessors Division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of lot 6 in Block 21 in Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/4 of lot 6 and the West 1/4 of Lot 7 In block 21 In Original Town of Chicago, otherwise known as Lots 10 and 11 In Assessor's division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of lot 6, all in said block 21 in Original Town of Chicago, In the City of Chicago, In Cook County, Illinois.

Parcel 3:

All of Lot 5 and the West 1/2 of lot 6 and the West 1/2 of the East 1/2 of lot 6, all in Block 21 in the original Town of Chicago, in Cook County, Illinois.

Parcel 4:

The East 1/4 of lot 1 and that part of the vacated allay lying South and adjoining said land in B1ock 21 in the Original Town of Chicago in section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 5:

The West 1/2 of the East 1/2 of lot 1 and that part of the vacated allay lying South and adjoining said land in Black 21 in Original Town of Chicago in the South fractional 1/2 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 6:

Lot 3, 5 and 8 in Assesors Division of lots 1, 2, 3, 7 and 8 and the East 20 Feet of Lot 8 In Block 21 In Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the third Principal Meridian In Cook County, Illinois.

Parcel 7:

The East 1/2 of Chicago lot 8 in Block 21 In the Original Town of Chicago in the South East 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, sometimes also described as:

Lot 4 in Assesors division of lots 1, 2, 3, 7, 8 and the East 20 feet of Lot 6 in Block 21 in original Town of Chicago, in the South East 1/4 of Section 9, Township 39 North Range 14, East of the Third principal Meridian, in Cook County, Illinois.

PIN #17-09-412-013; 17-09-412-014
Commonly known as: 333 West Wacker Drive, Chicago, Illinois

                                   EXHIBIT B
                                   ---------

                             DESCRIPTION OF LEASES
                             ---------------------

TILTON & LEWIS ASSOCIATES
SUITE NO:            200
SqFt-RA:            9522
SHELDON F. GOOD REALTY, INC.
SUITE NO:            450
SqFt-RA:            7150
SANCHEZ & DANIELS
SUITE NO:            500
SqFt-RA:           20886
HAGGERTY, KOENIG & HILL
SUITE NO:            510
SqFt-RA:            3162
FORENSIC TECHNOLOGIES INTERNATIONAL
SUITE NO:            600
SqFt-RA:            6410
ARBOR OFFICE SUITES
SUITE NO:            700
SqFt-RA:           24586

NYHAN, PFISTER, BAMBRICK & KINZIE
SUITE NO:                 810
SqFt-RA:                  8212
COMPASS MANAGEMENT & LEASING
SUITE NO:                  880
SqFt-RA:                  2842
PERFORMANCE ANALYTICS, INC.
SUITE NO:                1010
SqFt-RA:                10199
JAMES, LAYTON INTERNATIONAL, INC.
SUITE NO:                1050
SqFt-RA:                 2398
CASSIDAY, SCHADE & GLOOR
SUITE NO:                1100
SqFt-RA:                14513
CARNOW, CONIBEAR & ASSOCIATES, LTD.
SUITE NO:                1400
SqFt-RA:                18818

FACILITY CAPITAL CORPORATION
SUITE NO:         1750
SqFt-RA:           3562
TETRA PAK, INC.
SUITE NO:     1500/1620
SqFt-RA:          34226
GROSVENOR CAPITAL MGMT, L.P.
SUITE NO:          1610
SqFt-RA:           2427
SKADDEN, ARPS, SLATE, MEAGHER & FLOM
SUITE NO:     1900/2050
SqFt-RA:          32269
BULGARIAN AMERICAN ENTERPRISE
SUITE NO:          2080
SqFt-RA:           2333
URBAN INVESTMENT & DEVELOPMENT
SUITE NO: 2100/2000/2200/2300/2400
SqFt-RA:          94864

FEDERAL HOME LOAN MORTGAGE
SUITE  NO:         2500
SqFt-RA:          25344
BURDITT & RADZIUS, CHTD.
SUITE NO:          2600
SqFt-RA:          25714
BARACK FERRAZZANO, KIRSCHBAUM
SUITE NO:     2700/2850
SqFt-RA:          32278
HORWOOD, MARCUS & BRAUN
SUITE NO:          2800
SqFt-RA:          11010
AMERITECH  K.D.S.
SUITE NO:          2900
SqFt-RA:          15612
RAILINC/AAR
SUITE NO:          2950
SqFt-RA:          10061

JOHN NUVEEN & CO., INC,
SUITE  NO: 3300/3100/3200/3400/3500/3600
SqFt-RA:         113675
ECC, Inc.
SUITE NO:    BOX2ECC
SqFt-RA:               0
UPS
SUITE NO:    BOX1UPS
SqFt-RA:               0
Metropolitan Fiber Systems
SUITE NO:    BOX4MET
SqFt-RA:               0
First Chicago Building Corp.
SUITE NO:    BOX3CASH
SqFt-RA:               0
HEFTER & RADKE
SUITE NO:          1650
SqFt-RA:           7663

CASSIDAY, SCHADE & GLOOR
SUITE  NO:         1200
SqFt-RA:          34659
BAIN & COMPANY, INC.
SUITE NO:          3000
SqFt-RA:          14998
NATIONAL EQUITY ADVISORS
SUITE NO:          2070
SqFt-RA:           3037
2020 ASSOCIATES
SUITE NO:          2020
SqFt-RA:           4533
FALLON MCELLIGOTT
SUITE NO:          1430
SqFt-RA:           1798
CASSIDAY, SCHADE & GLOOR
SUITE NO:           850
SqFt-RA:           1411

FEDERAL EXPRESS
SUITE  NO:     BOX5FEDEX
SqFt-RA:              0
#12 KARAD DRUG CO., INC.
SUITE NO:      L020
SqFt-RA:           1200
BARACK, FERRAZZANO, KIRSCHBAUM
SUITE NO:          2860
SqFt-RA:           5043
FEDERAL HOME LOAN MORTGAGE
SUITE NO:           210
SqFt-RA:           9460
KATZ RANDALL & WEINBERG
SUITE NO:     1800/1700
SqFt-RA:          25224
MCI METRO
SUITE NO:         BOX6MCI
SqFt-RA:            198

PEPI CORPORATION
SUITE  NO:    L010
SqFt-RA:           2439
ROSE AND ASSOCIATES
SUITE NO:          1710
SqFt-RA:           3422
LINDA'S MAGIC NAILS
SUITE NO:     M100
SqFt-RA:            868
KENWOOD ASSOCIATES, INC.
SUITE NO:           400
SqFt-RA:          12130
VTEL CORPORATION
SUITE NO:          1060
SqFt-RA:           2410
SPECTRA/MARKET METRICS
SUITE NO:           900
SqFt-RA:          14875

TELIGENT
SUITE  NO:    R100
SqFt-RA:               0
FIRSTCORP
SUITE NO:           240
SqFt-RA:           1127
NATIONSCREDIT COMMERCIAL CORP.
SUITE NO:          1840
SqFt-RA:           3702
GROSVENOR CAPITAL MGMT, L.P.
SUITE NO:          1600
SqFt-RA:           6984
GROSVENOR CAPITAL MGMT, L.P.
SUITE NO:          1605
SqFt-RA:            108
BARACK, FERRAZZANO, KIRSCHBAUM
SUITE NO:          2820
SqFt-RA:           3189

HARRIS, ROTHENBERG INTERNATIONAL
SUITE  NO:         1015
SqFt-RA:           1391
JOHN NUVEEN & CO., INC.
SUITE NO:          3010
SqFt-RA:           4835
MANSON VENTURES, INC.
SUITE NO:          1450
SqFt-RA:           1419
CASTLE CREEK PARTNERS, LLC
SUITE NO:          1410
SqFt-RA:           2185
BLATT, HAMMESFAHR & EATON
SUITE NO:          M101
SqFt-RA:               0
TETRA PAK INC.
SUITE NO:            250
SqFt-RA:             800

MACKELVIE & ASSOCIATES
SUITE NO:            950
SqFt-RA:            3924
FACILITY CAPITAL CORPORATION
SUITE NO:           1730
SqFt-RA:            1518

                                   EXHIBIT C
                                   ---------

                 TENANT PURCHASE OPTIONS, FIRST REFUSAL RIGHTS
                 ---------------------------------------------

                    AND RIGHTS/OPTIONS FOR ADDITIONAL SPACE
                    ---------------------------------------

                             333 West Wacker Drive
                          Summary of Options to Expand
                             As of: August 15, 1997


Tilton and Lewis Associates, Inc. (2nd Floor) (5/l/86 - 4/30/01)
----------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant had option to expand into approximately 3,000 sq. ft. on 2nd floor, effective 5/l/91 with notice to LL by 2/l/90. Option not exercised

Sheldon F. Good Realty, Inc. (4th Floor) (2/l/87 - 11/30/99)
------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant shall have the option to expand between 1,633 and 2,209 sf of contiguous space on the 4' Floor. Tenant must occupy the entire Premises on both the date that Tenant exercises the Expansion Option and on the Expansion space Occupancy Date. Tenant may exercise Expansion Option by giving written notice to LL by 2/15/97. Within (60) days following LL's receipt of the Expansion Space Notice, LL shall specify in a written notice to Tenant the location, size, and configuration of the Expansion Space. If Tenant exercises Expansion Option, then commencing 7/l/97, Expansion space shall be part of Premises except as hereinafter provided: the annual base rent of the Expansion Space shall be equal to the square foot amount of then applicable rent times the rentable area of the Expansion Space and pro-rate share shall be adjusted for the Expansion Space.

Kenwood Associates, Inc. (Suite 400 & 460) (3/l/96 - 2/28/2002)
---------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant has the right to expand between 2,635 and 3,525 contiguous rsf in suite 470. The occupancy date shall be between 3/l/97 -8/l/97 with 4 months prior notice. If Tenant elects to take the $7.95/sf Expansion Allowance base rent shall be $5.18/sf the first year growing at 3.65% every March 1st. If Tenant elects to take the $2.65/sf Expansion Allowance the base rent shall be the same per sf as the Premises. Pro-rata share shall be adjusted to reflect Expansion Space.

Sanchez and Daniels (Suite 500) (3/l/92 - 2/28/02)
--------------------------------------------------

(T) Option to Expand:      Tenant has two (2) Expansion Options, as follows
                           (Notification Date has elapsed):

                           First Expansion Option:
                           -----------------------
                        - Premises: Approximately 3,500 sq. ft. (exact number to be determined by LL) of contiguous space on 5th floor, at location to be determined by LL.
                        -  Exercise Date: Notice from Tenant to LL by 3/l/95

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             - LL shall notify Tenant by 4/l/95 setting forth
                               (i) location and square footage (ii) Base Rent; and (iii) effective date on which LL shall deliver possession (which date shall be between 9/1/95 - 9/1/96;
                             - Base Rent: same per sq. ft. amount as for
                               original premises, including increases.
                             - Tenant Improvements: $7.50/sq. ft.
                             - Pro-rata share: shall increase accordingly

                             Second expansion Option:
                             ------------------------
                             -Premises: Approximately 3,500 sq. ft. (exact number to be determined by LL) of contiguous space on 5th floor, at location to be determined by LL. In any event, such space shall include the area located between the midrise elevator lobby on the 5th floor containing approximately 507 sq. ft. -Exercise Date: Notice from Tenant to LL by 3/l/97 -Availability of Second Expansion Option is not conditioned on exercise by Tenant of first Expansion Option.
                             -LL shall notify Tenant by 4/l/97 setting forth (i)
   location and square footage of expansion space; (ii) Base Rent; and (iii) effective date on which LL shall deliver possession (which date shall be between 9/l/97 9/l/98)
                             -Base Rent: same per sq. ft. amount as for original premises, including increases
                             -Tenant Improvements: $5.00/sq. ft.
                             -Pro-rata share: shall increase accordingly

                             LL shall have right to increase/decrease the rentable area of either of the Expansion Premises by not more than 20%, with notice to Tenant no later than 6 months prior to the Effective Date with respect to such expansion.

Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
------------------------------------------------------------------------

     (T)  Option to Expand:  Premises: 2,000 sq. ft. (the exact square footage to be determined by LL) in Building on the same floor as and contiguous to premises at a location on such floor to be designed by LL.

                             -Notice from Tenant to LL by 3/l/96
                             -If exercised, LL shall give written notice to
                              Tenant by 4/l/96 specifying; (i) exact location and number of rentable sq. Ft.; (ii) Base Rent, which shall be computed as $6.00/sq. ft. Net; and
                              (iii) the effective date on which LL shall deliver possession of Expansion Space to Tenant (which date shall be between 5/1/96 - 1/1/97).
                             -LL may lease space to another tenant prior to the
                              expansion date
                             -LL may change the size of the rentable area of the
                              Expansion Space upon notice to Tenant by 4/1/96; provided, LL shall not increase/decrease the rentable area by more than 15%.
                             -Tenant improvements shall be $ 1 0.00/sq. ft. -Pro-rata share shall be increased accordingly.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMEBRANCES
--------------------------------------------------------------------------------

Nyhan, Pfister, Bambrick & Kinzie, P.C. (8th Floor) (2/l/92 - 1/31/02)
----------------------------------------------------------------------

(T) Option to Expand:        Premises: 2,500 sq. ft. of space contiguous and on
                             the same horizontal plane to the Premises.
                             (Notification Date has elapsed)

                             -Effective Date: 2/l/96
                             -Notice: Either (i) 12/l/94 - 1/31/95 ("Early
                              Notice Period"); or (ii) 2/l/95-4/30/95 ("Late Notice Period")
                             -Base Rent: Same per sq. ft. rates as set forth for
                              original premises
                             -TI Allowance: $10.00/sq. ft.
                             -Pro-rata share: shall increase accordingly.

                             -If Early Notice Period, LL shall deliver to Tenant
                              notice by 2/28/95 ("LL's Expansion Notice") (a) describing layout of Expansion Space; and (b) setting forth whether there are any changes in (i) square footage of Expansion Space; or (ii) Effective Date. Tenant shall have 15 days to provide notice to LL whether terms of LL's Expansion Notice are acceptable to Tenant. If Tenant rejects the terms, Tenant may withdraw it's notice electing to expand. If withdrawn, Tenant shall be precluded from exercising said option during the late Notice Period.
                             -If exercised during Late Notice Period, then on or
                              before 5/30/95 LL shall deliver to Tenant "LL's Expansion Notice" which shall be binding on LL and Tenant.
                             -LL may accelerate or defer the Effective Date by a
                              period of not more than 6 months by so notifying Tenant at least 8 months prior to the Effective Date (6/1/95), which notice shall state the new Effective Date. LL shall maintain right to lease Expansion Space to another tenant for a term not to exceed the Effective Date of this Expansion Option.
                             -LL may increase/decrease the size of the Expansion
                              Premises by not more than 10% by so notifying Tenant at least 8 months prior to the effective Date (6/1/95).

Spectra Marketing!  Systems, Inc. (Suite 900) (7/15/96 - 1/31/05)
-----------------------------------------------------------------

(T) Option to Expand:        0ption A (Notification Date has elapsed):
                             ---------
                             Tenant has the right to lease between 2,000 and 3,000 contiguous rsf on the 9th floor. Tenant must give written notice to LL by 10/15/96. Within 60 days LL shall provide a written notice containing the location site, configuration and the occupancy date of the Expansion Space. The Occupancy Date must be between 1/15/97 and 1/14/98. Rent will be the same rate as then applicable rate for the original Premises. LL shall provide $23.00/sf for Tenant Improvements. Expansion Space will become part of the Premises and Pro-rata shall be adjusted accordingly. If LL cannot deliver possession of the expansion within six (6) months of LL's specified
                             Date, Tenant may rescind.

                             Option B:
                             ---------
                             If Tenant does not exercise Expansion Option A, Tenant may exercise Expansion Option B by giving written notice to LL by 10/15/99. Within 60 days LL shall provide a written notice containing the location site, configuration and the occupancy date of the Expansion Space. The Occupancy date must be between 1/15/2000 and 1/14/2001. Rent will be

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             the same rate as then applicable rate for the Original Premises. LL shall provide $ 15.00/sf for Tenant Improvements. Expansion Space will become part of the Premises and Pro-rata shall be adjusted accordingly.

Cassiday, Schade & Gloor (11th and 12th Floors -- 34,659 sq. ft.) (3/l/83 -
---------------------------------------------------------------------------
2/28/98)
--------

     (T) Option to Expand:   Tenant has three (3) expansion options, as follows
                             (Notification Dates have elapsed):

                             First Expansion Option (independent of 2nd & 3rd
                             ----------------------
                             Options)
                   Premises: 2,842 sq. ft. on 8th floor - Effective
                   Date: 6/l/90, 6/l/92 or 12/l/94 (first availability
                              based upon existing tenancies)
                             -Notice Date: 18 months prior to latest Effective
                              Date

                             Second Expansion Option (independent of 1st and 3rd
                             -----------------------
                             Options)
                             -Premises: 13,532 sq. ft. on 8th floor - Effective
                             Date: 7/l/90 or 11/l/94 (first availability based upon existing tenancies)
                             -Notice Date: 18 months prior to latest Effective Date

                             Third Expansion Option (independent of 1st and 2nd
                             ----------------------
                             Options)
                             -Premises: 8,212 sq. ft. on 8th floor (balance of 8th floor)
                             -Effective Date: 1 1/24/89 or 12/l/94 (first availability based upon existing tenancies) -Notice Date: 18 months prior to latest Effective Date

                             All above described Expansion Options have the following terms:

                             -Rent: 100% of market. LL shall notify Tenant of its determination of such FMV within 90 days of Tenant's notice to LL exercising it's expansion option. If Tenant and LL cannot agree on Base Rent, Tenant may cancel its election to lease such additional space in written notice to LL within 30 days after LL's notice to Tenant specifying such Base Rent. - Tenant Improvements: None. Space to be taken "as is" except LL shall make any repairs to such space made necessary by fire or casualty.
                             - Pro-rata Share: To be increased accordingly.

                             NOTE: Based upon the 18 month Tenant notification period, Tenant's rights under these expansion options have expired.

Carnow, Conibear & Associates, Ltd. (14th Floor) (9/15/85 - 12/31/03)
---------------------------------------------------------------------

     (T) Option to Expand:   First Expansion Option:
                             -----------------------

                             -Premises: 3,235 sq. ft. on 14th floor (see attached)
                             -Notice to LL: By 7/1/98.
                             -Effective Date: Between 10/l/98 and 7/l/99
                             (Landlord shall notify Tenant of Effective Date within 30 days after exercise).
                             -Base Rent: Rate per sf for the remainder of Premises, including increases.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             -Tenant Improvements: $20.00/sf (any unused allowance shall be applied towards first rents due).

                             Second Expansion Option:
                             ------------------------
                             -Premises: 2,211 sf on 14th floor, currently leased to Broker Investment Management (see attached).
                             -Notice to LL: By 3/15/01.
                             -Effective Date: Between 9/15/01 and 3/15/02
                             (Landlord shall notify Tenant of Effective Date within 30 days after exercise).
                             -Base Rent: Rate per sf for remainder of Premises, including increases.
                             -Tenant Improvements: None

                             NOTE: Second expansion rights are subject to the rights of Broker Investment Management to exercise its option to renew.

                             -LL may lease such space to other tenants prior to Effective Date; however, if LL does not deliver possession on or before 150th day following the Effective Date, Tenant may withdraw exercise of expansion option by delivering notice to LL by the 160th day following the scheduled Effective Date.

Tetra Pak, Inc. (15th & 16th Floors) (9/l/91 - 8/31/01)
-------------------------------------------------------

     (T) Option to Expand:   Tenant had option to expand into approximately
                             16,000 sq. ft. on either floor contiguous to premises with notice to LL by 1/l/93. Not exercised.

     (T) Option to Expand:   Tenant may expand into 1,500 - 2,000 sf on the 16th
                             floor, upon notice to LL between 9/l/96 - 9/8/97.
                             LL shall have 10 business days after receipt of Tenants election to exercise to notify Tenant of exact location and square footage and the effective date ("Expansion Space Addition Date," which shall between 12/l/97 - 9/l/98). The Base Rent shall be equal to the then applicable fair market value rent. If Tenant disagrees with LL's determination of the fair market value rent then Tenant may cancel exercise of expansion option via notice to LL within 30 days of LL's notice to Tenant specifying Base Rent.

                             Option to expand is subject to the rights of Hefter Radke to lease the Expansion Space.

Grosvenor Capital Management, L.P. (16th Floor) (3/l/93 - 5/31/99)
------------------------------------------------------------------

     (T) Option to Expand:   (EXPIRED) Notice Date was between (3/l/96 -
                             5/31/96). Tenant did not exercise per Property
                             Manager.

Hefter & Radke (Suite 1650) (4/15/89 - 2/28/01)
-----------------------------------------------

     (T) Option to Expand:   Tenant may expand into 1,629 sf of additional space
                             that is contiguous with the eastern wall of the Premises on the 16th floor (ie; Suite 1660), upon

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             notice to LL by 9/l/97, such Expansion to be effective 9/l/98.. The Base Rent shall be equal to, and increase with, the then applicable rental rate per sq. ft. for the Premises. Tenant shall receive a T.I. allowance of $20.00/rsf of Expansion Space.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
-------------------------------------------------------------

     (T) Option to Expand:   Premises: Same as Right of First Refusal ("ROFR")
                             space described above (1,780 sq. ft. - 17th floor).

                             -Available at any time during initial term, if Tenant has not waived rights to such space pursuant to ROFR above.

                             -Tenant shall exercise by giving written notice to LL. LL shall give written notice to Tenant within 10 days following receipt of Tenant's notice setting forth the date on which LL shall deliver possession of the Option Space.

                             -Base Rent and tenant improvements described above for the ROFR are applicable.

                             -LL retains the right to lease Option Space to another tenant, subject to rights of Tenant pursuant to ROFR.

Katz Randall & Weinbere (1700 & 1800) (11/l/95 - 4/30/08)
---------------------------------------------------------

     (T) Put Space:          Tenant shall lease approximately 3,500 sf (see
                             attached) on the 17th floor effective 12/l/98. LL may reduce the size of the put space, but not less than 3,000 sf, provided such decrease does not destroy the contiguity to the Premises, in a way that is reasonably acceptable to the Tenant. LL shall notify Tenant by 8/l/98 as to the rentable area to be included. Rent shall be the then effective rate under the Lease and the pro-rata share shall be appropriately adjusted. Tenant shall receive an improvement allowance of $35.75/sf (up to $6.00/sf may be applied to soft costs or rent as described under Tenant Improvements on page 2).

                             LL may lease such space to another tenant for a term ending on or prior to 9/l/98. LL shall not be liable to Tenant in the event of tenant holding over or other violation of the lease.

     (T) Option to Expand:   Provided Tenant is occupying 80% of Premises for
                             its own use, Tenant may expand into the additional space as follows:

                             Expansion One:
                             --------------
                             Effective: 11/1/00
                             Notice: 11/l/99
                             Size: 5,000 sf on the 18th floor as highlighted on Exhibit A-3 (see attached). LL may change the size (not to decrease by more than 20% or increase) in a manner reasonably satisfactory to Tenant upon notice by 3/l/00
                             Rent: Same rate/sf as for existing Premises
                             Improvement Allowance: $25.00/sf with up to $4.25/sf applied as outlined on page 2 of abstract for unspent amounts.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             Expansion Two:
                             --------------
                             Effective: 11/l/03
                             Notice: 11/l/02
                             Size: 5,000 sf on the 18th floor as highlighted on Exhibit A-3 (see attached). LL may change the size (not to decrease by more than 20% or increase more than reduction in 1st Option space) in a manner reasonably satisfactory to Tenant upon notice by 3/l/03.
                             Rent: Same rate/sf as for existing Premises
                             Improvement Allowance: $15.00/sf with up to $2.55/sf applied as outlined on page 2 of abstract for unspent amounts.

                             LL may defer or accelerate the Addition Date up to 6 months upon notice at least 8 months prior to the earlier of the Accelerated Date or the stated Addition Date. LL may lease such space to another tenant for a term expiring on or before the Addition Date. LL shall not be liable to Tenant in the event of tenant holding over or other violation of the lease.

                             Rent shall not commence on Expansion Space 1 or 2 until 8 weeks after the later of the Addition Date and the date of possession is delivered to Tenant.

Skadden, Arps, Slate, Meagher & Flom (19th & 20th Floors) -cl2/5/88 - 4/30/2000)
--------------------------------------------------------------------------------

     (T) Option to Expand:   Tenant had the option to expand into 3,037 sq. ft.
                             on 20th floor effective 1/1/91, and had a second option to expand into the balance of the 20th floor effective 5/l/95. If Tenant elected not to exercise any expansion option, Tenants rights to such option as well as any subsequent expansion options would extinguish. Since Tenant did not exercise expansion option for 3,037 sq. ft., they apparently no longer have the option to expand into the balance of the 20th floor.

Federal Home Loan Mortzai!e Corporation (25th Floor) (2/l/86 - 4/30/99)
-----------------------------------------------------------------------

     (T) Option to Expand:   (Notification Date has elapsed) Premises: Not less
                             than 6,375. sq. ft. nor more than 8,625 sq. ft.
                             (exact number to be determined by LL) on 29th floor, at a single location on such floor to be designated by LL.

                             -Exercise Date: Notice to LL by 5/l/96 - Base Rent:
                             Same per sq. ft. as for existing premises -Tenant
                             Improvements: $17.50/sq. ft. - Pro-rata Share: increased accordingly

                             If exercised, LL shall give notice to Tenant by 6/l/96 setting forth (i) exact location and number of rentable sq. ft. within Expansion Space; and
                             (ii) effective date on which LL will deliver possession of Expansion Space (between 11/l/96 - 11/l/97)

                             If LL is unable to deliver possession of Expansion Space to Tenant on or prior to 60th day following scheduled Effective Date, and if Tenant so elects, LL shall use diligent efforts to make immediately available to Tenant temporary space for occupancy by Tenant until the 120th day following the

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             date on which the Expansion Space is delivered to Tenant. LL and Tenant shall execute a short term lease to govern Tenant's occupancy of such Temporary Space. No rent shall be paid by Tenant for Temporary Space. However, Tenant shall pay its pro-rata share of taxes and operating expenses on a net basis.

                             If LL fails to deliver possession on or prior to 180th day following scheduled Effective Date, Tenant may withdraw it's exercise of expansion option by delivering written notice to LL on or before I 10 th day following expiration of said 180 day period.

     (T) Option To Expand:   (Notification Date has elapsed) Provided Tenant
                             occupies the entire Premises as of the Addition
                             Date, Tenant may lease any space not leased on the second floor as of the date of the Fifth Amendment.
                             Tenant shall give notice to LL by 1/31/96. Rent shall be $14.30/sf plus a pro-rata share of operating expenses and real estate taxes. Tenant shall receive an improvement allowance equal to the product of $15.00/sf multiplied by the number of months remaining in the term divided by 51.

                             LL may lease the Second Floor Expansion space to another tenant and LL shall not be held liable in the event LL does not deliver possession due to a holding over, provided LL uses diligent efforts to obtain possession. If LL is unable to deliver possession of Expansion Space to Tenant on or prior to 60th day following scheduled Effective Date, and if Tenant so elects, LL shall use diligent efforts to make immediately available to Tenant temporary space for occupancy by Tenant until the 120th day following the date on which the Expansion Space is delivered to Tenant. LL shall pay all reasonable out-of-pocket costs incurred in connection with Tenant's move to the Temporary space. LL and Tenant shall execute a short term lease to govern Tenant's occupancy of such Temporary Space. No rent shall be paid by Tenant for Temporary Space. However, Tenant shall pay its pro-rata share of taxes and operating expenses on a net basis.

                             If LL fails to deliver possession on or prior to 180th day following scheduled Effective Date, Tenant may withdraw it's exercise of expansion option by delivering written notice to LL on or before 10th day following expiration of said 180 day period.

Barack, Ferrazzano, Kirschbaum & Perlaman (27th and 28th Floors) (10/2/88 -
---------------------------------------------------------------------------
6/30/03)
--------

     (T) Option to Expand:   Tenant has five (5) expansion options, as follows:

                             Expansion Option #1: (Has Expired)
                             ---------------------
                             -Premises: 5,043 sq. ft. on 28th floor ("First Additional Space"), currently leased to Chilmark Partners-Effective Date: 5/l/90, if FHLMC fails to exercise its option to lease such space by 12/l/89.

                             Expansion Option #2: (Has Expired)
                             ---------------------
                             -Premises: 4,000 sq. ft. ("Interim Additional Space") at any location in building provided that LL will use reasonable efforts to locate the Interim Additional Space on a high-rise floor.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             -Effective Date: 5/l/90, if FHLMC exercises its option by 12/l/89 to lease the First Additional Space.

                             Expansion Option #3:(Exercised via 3rd Amendment)
                             -------------------
                             -Premises: 28th floor First Additional Space (5,043 sq. ft. - see Option # 1) - Effective Date: 9/l/95, if FHLMC exercises its option to lease the First Additional Space.

                             Expansion Option #4:
                             --------------------
                             - Premises: Between 2,900 - 4,800 sq. ft.
                             (determined by LL) on 28th floor, a portion of which is currently occupied by John Nuveen & Co. ("Second Additional Space")-Effective Date: 9/l/95

                             Per Letter Agreement dated 6/22/94, Tenant waived its right to exercise Expansion Option # 4.

                             Expansion Option #5:
                             --------------------
                             -Premises: Between 12,600 - 14,600 sq. ft.
                             (determined by LL) constituting the balance of the 28th floor ("Third
                             Additional Space")        Effective Date: 3/l/2000

                             -Tenant Notification Date: 13 - 18 months prior to respective Effective Date.

                             -No later than 18 months prior to Effective Date, for 4th and 5th Expansion Options (3/l/94 and 9/l/98, respectively), LL shall notify Tenant of exact location and rentable area of the additional space. Such space shall be contiguous with the then current premises.
                             - If Tenant does not exercise, Tenant shall have no further rights with respect to such Expansion Option, provided that Tenant shall not be deemed to have waived any other Expansion Options.
                             -Base Rent for each Expansion Option shall be 100% of market, subject to any flat rate, indexed or other material escalations to which market rate base rental is then subject. Such rent and escalations shall be set forth in a certificate delivered by LL to Tenant no later than 90 days after LL receives Tenant's notice of its exercise of the Expansion Option with respect to a particular Additional Space. If LL and Tenant can not agree on rental, Tenant may cancel its exercise of the Expansion Option in notice to LL not later than 30 days after Tenant's receipt of such certificate.

                             LL may (i) defer the Effective Date for any Additional Space by a period of not more than 18 months; or (ii) accelerate the Effective Date for the Second Additional Space and Third Additional Space by a period of not more than 9 months, upon notice to Tenant specifying the new Effective Date given no later than the later of (a) 3 months prior to the latest date Tenant may give notice of exercise of Expansion Option with respect to such Additional Space (the "Final Notice Date"); and (b) 30 days after delivery of Tenant's notice of exercise of the Expansion Option with respect to such Additional Space, in which event Tenant may withdraw such notice. of exercise on or before the later of. five (5) days after the Effective Date Notice is given or the Final Notice Date.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             -Subject to the rights of Tenant hereunder, LL
                             shall in any event have the right     to lease the
                             Additional Space to another tenant and shall not be liable to Tenant in the event that LL cannot deliver possession of the Additional Space to Tenant on account of a holding over by such other tenant.

                             -If, due to the holding over of such other tenant, LL is unable to deliver possession of Additional Space within one (1) year after the Effective Date, LL shall, by written notice to Tenant as soon as practicable after expiration of such one year period, either (i) offer Tenant a comparable amount of space in the Building (to be identified in LL's notice) for occupancy by Tenant beginning no later than 30 days after the first anniversary of such Effective Date until such Additional Space is available (which temporary space shall be constructed, at LL's sole cost, with reasonably usable building standard improvements suitable for law offices) at a base rent equal to 50% of base rent otherwise payable under the terms of this paragraph for the Additional Space LL is then unable to deliver, provided that Tenant will be obligated to pay full pass thrus of Operating Expenses and Taxes, or (ii) offer Tenant the option to terminate this lease. If Tenant fails to notify LL within ten (10) days after LL's offer notice of Tenant's election to accept the offer made, Tenant shall be deemed to have rejected the offer and waived any remedy for damages or termination by reason of LL's failure to deliver the Premises, provided that such waiver shall not relieve LL of its obligation to use reasonable efforts to obtain possession of such Additional Space.

                             -LL may increase the rentable area of the First Additional Space by up to 5% or decrease the rentable area by no more than 15%
                             -LL may increase the rentable area of the Second Additional Space and the Interim Additional Space by up to IO% or decrease the rentable area by no more than 15% (i.e., Second Additional Space may be decreased to 5,185 sq. ft or increased to 8,800 sq. ft.)
                             -LL may increase the rentable area of the Third Additional Space by up to 15% or decrease the rentable area by no more than 20% (i.e., Third Additional Space may be decreased to 10,080 sq. ft. or increased to 16,790 sq. ft.)
                             -LL will notify Tenant of any change in rentable area of any Additional Space no later than the later of. (A) three (3) months prior to the Final Notice Date and (B) thirty (30) days after the delivery of Tenant's notice of exercise of the Expansion Option with respect to such Additional Space, in which event, Tenant may withdraw such notice of exercise on or before the later of. five
                             (5) days after LL's notice of the change in the rentable area of such Additional Space is given or the Final Notice Date.

                             -T.I. For Each Additional Space: Space taken "as-is", except for construction allowances or labor or materials included at LL's expense being offered in connection with prevailing market rate leases. If Tenant employs LL's general contractor to perform construction or remodeling work in any Additional Space, LL to limit fee for overhead, administration and supervision (which fee is in addition to any general contractor's fee) to 8% of the cost of such improvements.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             - As Additional Space is delivered to Tenant, such space shall become part of the Premises and Tenant's pro-rata percentage and Additional Rent payments shall change accordingly.

Bain & Company, Inc. (30th Floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

     (T) Option to Expand:   (Notification Date has elapsed) Tenant shall have
                             the right to expand into 3,000 rsf on the 30th floor (Expansion Space #1) on 10/14/97 upon notice to LL by 1/14/97 (see attached for floor plan of Expansion Space). Tenants rights with respect to the additional space are subject to the following provisions:

                             Base Rent: Same rate per sf as in effect for the initial premises. Tenant's proportionate share shall be appropriately adjusted.

                             LL's Rights: LL may, upon notice to Tenant before the Notice Date, accelerate or defer Addition Date by not more than 3 months or change the size of the Additional Space by not more than 20%. LL shall have the right to lease Additional Space to another tenant for a term not beyond the applicable Addition Date and shall not be liable to Tenant in the event that LL cannot deliver possession due to holdover by such other tenant. If LL cannot deliver possession within 6 months of the Addition Date, Tenant shall have the right to cancel its election to lease such Additional Space.

                             Tenant Improvements Additional Space #1: $42.25/sf

                             333 West Wacker Drive
                   Summary of Rights of First Offer/Refusal
                            As of: August 15, 1997


Sheldon F. Good Realty, Inc. (4th Floor) (2/l/87 (M-T-M)
---------------------------------------------------------

     (T) Right of Second
         Offer: Subject to the rights of Wood, Lucksinger and Epstein, if LL intends to lease any space on the 4th floor which is contiguous to the premises ("Option Space") during the initial or renewal term, LL shall offer such space to Tenant in writing. Such offer shall specify Base Rent at which LL would be willing to lease such space to Tenant. Tenant must accept within 10 days business days. If Tenant does not accept, LL shall be free to lease such space to another party on whatever terms and conditions it considers appropriate.

                             Correspondence in File:
                             -----------------------

                             Letter from JMB dated 5/23/90, notifying Tenant of LL intention to lease a portion of the 4thfloor, containing 1,876 sq. fl. Base Rent of $22.50/sq..ft., on month-to-month basis, with 60 day termination notice. No response from Tenant found in file.

Sanchez and Daniels (Suite 500) (3/l/92 - 2/28/02)
--------------------------------------------------

     (T)  Right of First
          Refusal:           Premises: Any space on 5th floor ("Option Space")


                             If during initial term LL receives a letter of intent from 3rd party to lease Option Space and provided LL would be willing to lease such space upon terms set forth in letter of intent, LL shall deliver a statement as to the material terms of such letter of intent to Tenant, and Tenant shall have seven (7) business days therefrom to elect to lease such Option Space at same Base Rent and upon same terms as contained in letter of intent.

                             If Tenant does not exercise, LL shall be free to lease such Option Space to 3rd party on substantially the same terms as are set forth in letter of intent.

Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
--------------------------------------------------------------  --------

     (T)  Right of First
          Refusal: Premises: 6th floor space contiguous to premises ("Offer Space")

                             - If during initial term LL receives a letter of intent from any 3rd party to lease the Offer Space and provided LL would be willing to lease such space on terms set forth in the letter of intent, LL shall deliver a copy of letter of intent to Tenant, and Tenant shall have 5 business days to elect, via written notice to LL, to lease said Offer Space at the same Base Rent and upon same terms and conditions contained in letter of intent.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             - If Tenant does not exercise, Tenant shall be deemed to have waived its rights hereunder, and LL shall be free to lease such space to such 3rd party or any other party on substantially the same terms as are set forth in letter of intent.

Cassiday, Schade & Gloor (11th and 12th Floors - 34,659 sq. ft.) (3/l/83 -
--------------------------------------------------------------------------
2/28/98
-------

     (T) Right of First
         Offer: Premises: (i) and space on 1Oth floor; and (ii) 10,996 sq. ft. on 2nd floor per Exhibit B (see attached). Such premises are collectively called "Option Space".

                             Prior to leasing any Option Space to any other tenant (other than tenants currently having any rights with respect to such space), LL shall offer such Option Space to Tenant, such offer to be made in written notice specifying Base Rent (current market rent) and the date on which such Option Space would be made available to Tenant. Tenant must exercise within 5 days at Base Rent specified in LL notice. Space to be taken "as is", with no tenant improvement allowance.

                             If not exercised, LL shall be free to lease such Option Space to any other party on whatever terms and conditions it deems appropriate.

Carnow, Conibear & Associates, Ltd. (14th Floor) (9/15/85 - 12/31/03)
---------------------------------------------------------------------

     (T) Right of First
         Refusal:          In the event LL receives an executed letter of
                             intent or other memorandum of agreement from a prospective tenant for any available space on the 14th floor, LL shall deliver notice of such prospective lease to Tenant offering Refusal Space to Tenant upon same terms and conditions as contained in such letter of intent. Tenant shall have 10 business days to lease such Refusal Space. If Tenant fails to respond within 10 business days, Tenant shall be deemed to have waived its rights and LL shall be, subject to Tenant's expansion options, free to lease such Refusal Space.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
-------------------------------------------------------------

     (1) Right of First
         Refusal: Premises: 1,780 sq. ft. on 17th floor as highlighted on Exhibit "A" to lease (see attached) ("Option Space")

                             If at any time during Initial Term of lease, LL shall receive an executed letter of intent from any 3rd party containing specific terms to lease the Option Space, and provided LL would be willing to lease such space upon the terms set forth in letter of intent, LL shall deliver written notice of such letter of intent to Tenant, and Tenant shall have 10 business days to elect to lease such Option Space at the Base Rent set forth below and at the terms and conditions herein contained.

                             If Tenant exercises, LL shall deliver possession to Tenant on 60th day following LL's receipt of Tenant's notice electing to lease such Option Space (the "Addition Date").

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             If Tenant does not exercise, LL shall be free to lease such Option Space to such 3rd party or any other party. If LL and such third party thereafter shall fail to enter a lease within 180 days or if LL thereafter elects to lease Option Space to 3rd party on terms that are materially different from those contained in letter of intent, LL shall first offer Option Space to Tenant pursuant to any such new terms and Tenant shall again have the right to lease such Option Space, upon IO business days notice to LL. Base Rent for Option Space is dependent upon the timing of the Addition Date and is to be calculated as follows:


     Addition Date Between    Rent/SF  Total Rent            Term
     ---------------------    -------  ----------  ------------------------
     5/15/94 - 5/14/96         $1.00   $1,780.00   thru end of initial term
     5/15/96 - 5/14/97         $2.00   $3,560.00   thru end of initial term
     5/15/97 - 5/14/98         $3.00   $5,340.00   thru end of initial term
     5/15/98 - 5/14/99         $4.00   $7,120.00   thru end of initial term

                             Pro-rata share shall increase accordingly. Base Rent for the Option Space shall be abated from 9/10/93 - 9/9/94, and space shall be taken "as is".

Katz Randall & Weinbery- (1700 & 1800) (11/l/95 - 4/30/08)
----------------------------------------------------------

     (T) Right of First
         Offer: Provided Tenant is not in default and occupies at least 80% of Premises for its own use and subject to the rights of Facility Capital Corporation on 1,780 sf on the 17th floor, Tenant shall have a ROFO on all space that becomes available on the 17th and 18th floor. Prior to LL leasing any such space, LL shall notify Tenant of the terms LL is offering. Tenant shall have 14 business days to accept under the terms outlined in the offer. If Tenant does not accept or does not execute an amendment within 20 days adding such space, LL is then free to lease such space to third parties; however, if terms are less favorable to LL by more than 10%, Tenant must be offered those terms. Tenant shall have 5 business days to accept such revised terms.

                             Per Agreement dated 11/10/95, Tenant has waived its ROFO as it relates to the lease with Rose & Associates Office Group. In exchange for this waiver, Rose agrees that, upon not less than 6 months notice from Tenant, Rose shall vacate its premises and assign the Rose lease to Tenant. The effective date of such assignment shall not be prior to 11/ 1/97, and LL's consent shall be required.

Barack, Ferrazzano, Kirschbaum & Perlaman (27th and 28th Floors) (10/2/88 -
---------------------------------------------------------------------------
6/30/03)
--------

     (T) Right of First
         Offer: If LL intends to lease any part of 28th floor (the "Offering Space") to any other tenant, LL must offer space to Tenant via written notice specifying:

                             - base rent, escalation charges and other material items, including concessions at which LL would be willing to lease such space to prospective tenants; and
                             -the date which such Offering Space will be made available to Tenant.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             -Tenant shall have 10 business days to accept space, at noted terms, by notice to LL in writing. If Tenant accepts, such space becomes part of the premises and is subject to paragraph 37 (Personal Liability of Tenants Partners).
                             - If Tenant does not accept, LL shall be free to lease Offering Space to any other party on substantially same terms offered to Tenant provided that if LL does not certify to Tenant that Offering Space has been leased to a third party within 180 days, LL shall again be obligated to offer such Offering Space to Tenant. Tenants waiver of rights to Offering Space shall not affect Tenant's Expansion Options.

                             Tenant's rights to leasing the Offering Space subject to the following:
                             (i) Offering Space will be accepted by Tenant "as is", except for allowances noted in LL notice; &
                             (ii) During the twelve (12) months after any Expansion Option (See Tenants Right to Expand comments above) has been waived, canceled or expired with respect to such Offering Space, Tenant shall not have any rights of first offer with respect to such Offering Space unless such space is being offered to a third party at terms more favorable then available to Tenant under Tenant's Expansion Options.

Ameritech Health Connections, Inc.  (29th Floor) (6/l/93 - 5/31/00)
-------------------------------------------------------------------

     (T) Right of First
         Refusal: Subject to the prior rights of the Federal Home Loan Mortgage Company with regards to the space on the 29th floor.

                             If LL enters into a letter of intent for space on the 29th floor, LL shall notify Tenant of such "Option Space" and all of the basic business terms in said letter of intent. Tenant has 10 business days to accept on such terms.

                             If Tenant does not exercise, or if LL and Tenant do not enter into an amendment for such Option Space within 14 days after Tenant exercises, LL may lease said Option Space to any other party, free of Tenant's rights hereunder.

Bain & Company, Inc. (30th Floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

     (T) Right of First
         Offer: If at any time prior to the 84th month during the term, LL decides to lease the Additional Space with respect to space for which Tenant has not yet exercised its Expansion Option, LL shall notify Tenant. Tenant shall have 15 days to notify LL that it will lease the entire Additional Space set forth in LL's notice. Tenant improvements shall be at the rates set forth in Schedule 2 (see attached) for Additional Space leased prior to the 60th month of the term, and thereafter at the rate set forth in LL's notice. If Tenant does not exercise, Tenant shall have no further rights and LL shall be free to lease such space provided that if LL does not enter into a lease for such Additional Space within I year after Tenant's rejection or if such lease terminates before the 84th month of the Term, such Additional Space will again be subject to the first offer rights.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


John Nuveen & Co., Incorporated (30th Floor) (TBD - 2/29/00)
------------------------------------------------------------

     (T) Right of First
         Offer: At any time prior to 3/1 /00, if LL commences negotiations with a third party for leasing of any portion of the 30th floor (other than space subject to the rights of Bain & Company, Inc.) LL must notify Tenant of location, size, Base Rent and commencement date (not to be earlier than 30 days after notice). Tenant shall have 10 days to accept space. If Tenant does not accept, LL may rent such space to the third party. If LL does not rent this space to such third party or such third party term ends, the space shall again become subject to Tenant's ROFO. Base Rent shall be the then current market rental.

                             333 West Wacker Drive
                          Summary of Options to Renew
                            As of:  August 15, 1997


MCI Metro Access Transmission Services, Inc. (8/l/95 - 7/31/99)
---------------------------------------------------------------

     (T) Option to Renew:  Automatic renewal for two 4-year terms (8/l/99 -
                           7/31/03 & 8/l/03 7/31/07) with rent at the Fair
                           Telecommunications Market Rate.

Pepi Corporation d/b/a Alonti (Lobby) (11/15/95 - 11/30/05)
-----------------------------------------------------------

     (T) Option to Renew:  One 5-year option to renew (12/l/05 -11/30/10), upon notice to LL by 1 1/3 0/04. Rent shall be 100% of market, but not less than the aggregate Rent payable by Tenant for the last lease year of the initial term.

Smith Mitchell Investment Group, Inc. (2nd Floor) (7/l/94 - 6/30/99)
--------------------------------------------------------------------

     (T) Option to Renew:  One 5-year option to renew, upon notice to LL between
                           I/l/98 - 8/31/98.

                           Rent shall be 100% of market. Tenant shall have right to nullify its exercise of option by notice to LL within 10 business days of LL's market rent notice to Tenant (which LL's notice shall be given after Tenants exercise of option but not later than 6 months prior to commencement of renewal period).

Sanchez and Daniels (Suite 500) (3/l/92 - 2/28/02)
--------------------------------------------------

(T) Option to Renew:       One 5-year option to renew (3/l/2002 - 2/28/2007),
                           with notice to LL not earlier than 15 months
                           (12/l/2000) or later than 12 months (3/l/2001). Base
                           Rent shall equal greater of (i) 95% of market; and
                           (ii) annual Base Rent payable by Tenant during the last year of the Initial Term.

                           Tenant's notice that they wish to renew shall also contain Tenant's determination of fair market rental for such renewal period. Within 30 days after receipt of Tenant notice, LL shall notify Tenant that it either accepts Tenant's estimate of Fair Market Rent or deliver LL's determination of Fair Market Rent. If LL's estimate is not more than 110% of Tenant's estimate, Fair Market Rent shall be the average of the two estimates. If the difference is greater than 110%, LL and Tenant will commence negotiations to determine Fair Market Rent. If no agreement is reached within 30 days of LL's estimate notice, Tenant may elect, by delivery of notice to LL within said 30 day period, either to (i) withdraw its exercise of renewal option; or
                           (ii) have Fair Market Rent determined via appraisal.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
------------------------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (9/l/1998 - 8/31/2003, assuming9/l/93 lease commencement date), with notice to LL by 12/l/1997. Rent shall equal 100% of market. LL to notify Tenant of Base Rent during renewal term by 1/l/98. Tenant shall have right to nullify its exercise of option by notice to LL within 30 days of LL's notice to Tenant of rental terms.

Arbor Office Suites - 333 L.P. (7th Floor) (4/l/85 - 3/31/02)
-------------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (4/l/2002 - 3/31/2007), with 15 months notice to LL (1/l/2001). Base Rent to equal 100% of market. LL to deliver certificate identifying Base Rent (including escalation) during renewal term, at least 10 months prior to commencement of renewal term (6/l/200 1).

Nyhan, Pfister, Bambrick & Kinzie, P.C. (8th Floor) (2/l/92 - 1/31/02)
----------------------------------------------------------------------

     (T) Option to Renew: Two 5-year options to renew (2/l/2002 - 1/31/2007 and
                          2/l/2007 1/31/2012), with 12 months notice to LL (2/l/2001 and 2/l/2006, respectively). LL to deliver certificate specifying Base Rent at lease 7 months prior to commencement of renewal term (7/l/2001 and 7/l/2006, respectively).

                          Base Rent shall be 90% of market for each renewal term. In no event shall Base Rent for applicable renewal term be less than Base Rent in effect during last year of initial term or First Renewal Term, as applicable.

                          If Tenant objects to Base Rent and LL and Tenant cannot agree on same, Tenant may cancel its election to renew in notice to LL given within 30 days of LL's notice specifying Base Rent.

Carnow, Conibear & Associates, Ltd. (14th Floor) (9/15/85 - 12/31/03)
---------------------------------------------------------------------

     (T) Option to Renew: Two 5-year options to renew (1/l/04 - 12/31/08 and
                          I/l/09 - 12/31/13) upon notice to LL between 1/l/02 - 12/31/02 and 1/l/07 - 12/31/07, respectively. The Base
                          Rent shall be 95 % of the Fair Market Rental. Each renewal notice shall contain Tenant's determination of the Fair Market Rental. The Base Rent shall be 95 % of the Fair Market Rental. LL shall have 30 days to accept Tenant's determination of Fair Market Rental Rate or deliver LL's determination of the Fair Market Rental Rate. If LL's estimate exceeds Tenant's, Tenant and LL shall negotiate the Fair Market Rental. If an agreement cannot be reached within 60 days from date of LL's estimate the rate shall be determined per the appraisal process described in the 1st Amendment.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


Tetra Pak, Inc. (15th & 16th Floors) (9/l/91 - 8/31/01)
-------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (9/l/2001 - 8/31/2006), with 14 months notice to LL (7/l/2000). Base Rent shall equal 100% of Market. LL to deliver certificate specifying Base Rent during renewal term, at least 12 months prior to commencement of renewal term (9/l/2000).

                          If Tenant objects to Base Rent specified by LL, Tenant may cancel its election to renew via notice to LL within 30 days of LL's notice to Tenant specifying such Base Rent.

Grosvenor Capital Management, L.P. (16th Floor) (3/l/93 - 5/31/99)
------------------------------------------------------------------

     (T) Option to Renew: Two 3-year options to renew (6/l/1999 - 5/31/2002 and
                          6/l/2002 5/31/2005), with 12 months notice to LL (6/l/1998 and 6/l/2001, respectively). LL to deliver certificate specifying Base Rent and escalations (equal to 100% of market for each renewal term) not later than 9 months prior to end of then current term. If Tenant objects with LL's determination of rent, and LL and Tenant cannot agree on rental rate, Tenant shall have the right to (i) cancel its exercise; or
                          (ii) elect to have rent determined by appraisal, in written notice to LL not later than 30 days after delivery of LL's notice specifying such rent.

Hefter & Radke (Suite 1650) (4/15/89 - 2/28/01)
-----------------------------------------------

     (T) Option to Renew: One 5-year option to renew (3/l/01 -2/28/06) upon notice to LL between 9/l/99 - 5/31/00. Base Rent shall be 100% of Fair Market Rental. Tenant's renewal notice shall contain Tenant's determination of Fair Market Rental. Within 30 days after receipt of Tenant's renewal notice, LL by notice to Tenant shall either accept Tenant's estimate of Fair Market Rental or deliver LL's determination of Fair Market Rental. If LL's estimate exceeds Tenants, LL and Tenant will commence negotiations to determine Fair Market Rent. If not agreed upon within 30 days after delivery of LL's notice, the Fair Market Rent, if Tenant elects by delivering notice of such election within 5 days following the negotiation period, shall be determined by appraisal.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
------------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (5/15/99 - 5/14/04), with notice to LL by 9/l/1998 (such notice shall also contain Tenant's estimate of fair market rent). LL shall notify Tenant by 9/21/98 that LL either (i) accepts Tenant's rent estimate or (ii) deliver LL's Fair Market Rent estimate. Rent shall equal 100% of market.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


                          If LL's estimate exceeds Tenant's estimate, LL and Tenant will commence negotiations for fair market rent. If no agreement has been reached within 30 days after delivery of LL's estimate, the fair market rent, if Tenant elects by notice to LL within 5 days (after 30 day period), shall be determined by appraisal.

Katz Randall & Weinberg (1700 & 1800) (11/l/95 4/30/08)
-------------------------------------------------------

     (T) Option to Renew: Provided Tenant occupies at least 80% of the rsf for its own use, Tenant may renew for one 5- year period (5/l/08 - 4/30/13) upon notice to LL by 4/30/07. Rent shall be the greater of (i) Base Rent payable in the last year of original term (ii) or 95% of Market. LL shall deliver notice of market within 45 days of Tenant's notice, not to be later than 6/30/07.

Skadden, Arps, Slate, Meazher & Flom (19th & 20th Floors) (12/5/88 - 4/30/2000)
-------------------------------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (5/l/2000 - 4/30/2005), with 18 months notice to LL (10/31/98). LL to deliver certificate specifying Base Rent (equal to 100% of market) within 60 days after receipt from Tenant of its election to renew. Upon receipt of fair market rent notice from LL, Tenant shall have (i) 90 days to withdraw exercise of option; or (ii) 10 business days to state what Tenant believes fair market rent should be and request binding arbitration of fair market rent.

                          Must be renewed in conjunction with renewal of all spaces covered by Additional Leases (defined as Sublease dated 5/l/85, as amended by First Amendment of Sublease dated 6/30/88). Upon renewal, all Additional Lease space shall be deemed part of the premises hereunder.

National Equity Advisors, Inc. (Suite 2070) (1/l/95 - 12/31/99)
---------------------------------------------------------------

     (T) Option to Renew: One 5-year period (1/l/00 - 12/31/04) upon notice to
                          LL 14 months prior to expiration (10/31/98). Base rent shall be equal to the then current market rent as set forth in LL's notice delivered to Tenant at least 13 months prior to expiration (9/30/98). In the event Tenant objects to the Base rent and LL and Tenant cannot agree on the Base Rent, Tenant may (i) cancel its election to extend the term (ii) accept LL's determination of Base Rent or (iii) submit Base rent to arbitration. Tenant shall respond within 30 days of LL's notice, or be deemed to have accepted LL's determination.

Federal Home Loan Mortgage Corporation (25th Floor) (2/l/86 - 4/30/99)
----------------------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (5/l/1999 - 4/30/2004), with no earlier than 24 months notice (5/l/1997) and no later than 12 months notice (5/l/98) to LL. Base Rent shall be 100% of market. LL to deliver certificate specifying Base Rent during renewal term within 30 days of Tenant's notice.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


                          If LL and Tenant cannot agree on Base Rent within 30 days after LL's notice specifying such Base Rent, Tenant shall have right, within 30 days after expiration of said 30 day period, either (i) to withdraw its exercise of renewal option; or (ii) require fair market rent to be determined by appraisal.

                          Tenant may not exercise the renewal option in regard to the 5th Amendment Expansion Space only. However, Tenant may elect to exercise the renewal option to the 25th floor solely or in conjunction with the 5th Amendment Expansion Space.

Barack, Ferrazzano, Kirschbaum & Perlaman (27th and 28th Floors) (10/2/88 -
---------------------------------------------------------------------------
6/30/03)
--------

     (T) Option to Renew: One 5-year option to renew (7/l/2003 - 6/30/2008), with notice to LL by 12/31/2001. Base Rent shall be 100% of market including rental escalations. LL to deliver certificate identifying Base Rent and any flat rate or indexed escalation for the renewal term to Tenant on or before 5/31/2002.

                          If Tenant objects to such rent, it may cancel its option to renew via notice to LL by 6/30/2002. Notwithstanding the foregoing, Base Rent due with respect to the 27th floor only, for the first 3 months of the extended term, shall be equal to the same rate as the Base Rent with respect to the 27th floor during the last month of the original term of lease.

Association of American Railroads (29th Floor) (1/25/88 - 10/31/97)
-------------------------------------------------------------------

     (T) Option to Renew: (Notification Date has elapsed) Subject to the rights of John Nuveen & Co. and Ameritech Health Connections. One 1 -year option to renew (1 1/l/97 - 10/31/98) at market rent. Tenant shall notify LL between 10/l/96 and 1/31/97 of intent to renew. LL shall notify Tenant by 5/l/97 the Base Rent during the Renewal Period. Tenant shall have ten (10) days thereafter to nullify its exercise.

Ameritech Health Connections, Inc. (29th Floor) (6/l/93 - 5/31/00)
------------------------------------------------------------------

     (T) Option to Renew: Two 3-year options to renew (6/l/2000 - 5/31/2003 and
                          6/l/2003- 5/31/2006, assuming a 6/l/93 start date),
                          with 9 months notice to LL (9/l/1999 and 9/l/2002, respectively). Base Rent shall be 100% of market, including any increases thereto, whether by CPI or other methods. LL to deliver certificate indicating market terms within 45 days after receipt of Tenant notice. If LL and Tenant can not agree on terms, Tenant may cancel renewal election by notice to LL within 30 days of receipt of terms from LL.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------


Bain & Company, Inc. (30th Floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

     (T) Option to Renew: One 5-year option to renew (I 1/14/05 - 11/13/10), upon 14 months notice to LL (i.e.,by 9/13/03)

                          Base Rent shall be equal to 100% of market. LL shall notify Tenant of Base Rent at least 12 months prior to commencement of renewal term. Within 30 days, Tenant may accept rent, cancel option to renew, or submit Base Rent to arbitration.

                          Subject to the rights of John Nuveen Co., Inc. with respect to the Premises (LL shall notify Tenant by 10/l/04 if Nuveen exercises its rights with respect to Premises). Expansion rights are not applicable during renewal term.

John Nuveen & Co., Incorporated (30th Floor) (TBD - 2/29/00)
------------------------------------------------------------

     (T) Option to Renew: The Renewal Option for Tenant's space on Floors 31 -36 shall not apply to the 30th floor space.

                          If Tenant exercises its first renewal option for floors 31- 36, Tenant shall have the right to lease the balance of the 30th floor other than the Bain Space and the 30th floor Additional Space. Tenant shall exercise such right at same time it exercises its first renewal option (i.e., by 11/30/98). If exercised, commencing 3/l/00, such expansion space shall become part of the Premises in the same terms as determined pursuant to the First Renewal Option.

John Nuveen & Co., Incorporated (Floors 31 - 36) (3/l/85 - 2/29/2000)
---------------------------------------------------------------------

     (T) Option to Renew: Two 5-year options to renew (3/l/2000 - 2/28/2005 &
                          3/l/2005 2/28/2010), with 15 months notice to LL (11/30/98 and 11/30/2003, respectively). Base Rent shall be 100% of market as of the commencement of each renewal term. LL to deliver certificate specifying Base Rent at least one-year prior to the commencement of each renewal term (3/l/99 and 3/l/2004, respectively). If LL and Tenant can not agree on terms, Tenant may cancel renewal election by notice to LL within 30 days of receipt of notice from LL specifying Base Rent.

                                                                        97634830
                                                                    AUG 2 8 1997


PREPARED BY AND WHEN
RECORDED RETURN TO:

Caryn L. Chalmers, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606

                                                   Prudential Loan No. 6-101-882

                        ASSIGNMENT OF LEASES AND RENTS
                        ------------------------------

THIS ASSIGNMENT is made as of this 27th day of August,  1997, by and from
                                  -----        ------
OVERSEAS PARTNERS (333), INC., an Illinois corporation "Assignor"), to and for the benefit of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey ("Assignee").

                                   RECITALS:
                                   ---------

     A. Assignor is the owner of certain real property located in Cook County, State of Illinois more particularly described in Exhibit A attached hereto ("Property").

     B. Assignor has executed and delivered to Assignee a promissory note ("Note") of even date herewith in the original principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00) and Assignor has executed and delivered to Assignee a Mortgage, Security Agreement and Fixture Filing ("Mortgage") of even date herewith and recorded contemporaneously herewith, securing, among other things, the obligations of Assignor under the Note and the Mortgage ("Obligations").

     C. Assignor desires to transfer and assign -to Assignee, absolutely and unconditionally, all of its right, title and interest in, to and under the leases described in Exhibit B attached hereto and by this reference incorporated
                    -------
herein, and any and all other leases, subleases, lettings and licenses of or affecting the Property that may hereafter be entered into and all amendments, extensions, modifications, replacements or renewals thereof (collectively, "Leases"), and (a) the rents, income and profits due, or to become due thereunder, and (b) the right to enforce, whether at law or in equity or by any other means, all provisions thereof, and all claims of any kind that Assignor may have against lessees under the Leases or any subtenants or occupants of the Property (collectively, "Lessees") including, without limitation, any guarantees of the obligations owed Assignor thereunder (the items described in clauses (a) and (b) being hereinafter collectively called "Rents"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Mortgage.

                                  AGREEMENT:
                                  ----------

     NOW, THEREFORE, as an inducement for the making of the loan evidenced by the Note and secured by the Mortgage, Assignor hereby represents, covenants and agrees as follows:

     1.   Assignment.  Assignor hereby absolutely and unconditionally transfers,
          ----------
sets over and assigns to Assignee all right, title and interest of Assignor in, to and under (a) the Leases and (b) the Rents. This Assignment is intended to be and is an absolute present assignment from Assignor to Assignee and not the mere passage of a security interest or a provision of additional security; provided, however, that Assignor shall have a license to collect, except as hereinafter provided, the Rents accruing by virtue of the Leases as they respectively become due ("License"), but not in advance, and to enforce the agreements of the Leases. Such License may be revoked, at Assignee's option, in the event there occurs an Event of Default or breach by Assignor under any of the terms, covenants or provisions of the Obligations, the Note, the Mortgage, this Assignment or any other Loan Documents (as defined in the Mortgage). Assignor covenants and agrees, however, that in exercising its License it shall hold any and all such Rents in trust for the benefit of Assignee and shall apply the same in payment of its Obligations, and in accordance with the Loan Documents.

     2.   Assignee as Creditor of Lessee.  Assignee, and not Assignor, shall be
          ------------------------------
the creditor of the Lessees in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting any such Lessee. Assignee, however, shall not be the party obligated to make timely filings of claims in such proceedings or to otherwise pursue creditor's rights therein. Assignee shall have the option to apply any monies received by it as such creditor to the reduction of the principal of or the premium, if any, or interest on the Obligations.

     3.   Default Remedies of Assignee.  Upon an Event of Default and until such
          -----------------------------
Event of Default shall have been fully cured, Assignor's License to collect Rents shall immediately cease and terminate. Assignee shall thereupon be authorized at its option to enter and take possession of all or part of the leased premises, and to perform all acts necessary for the operation and maintenance of such premises in the same manner and to the same extent that Assignor might reasonably so act. In furtherance thereof, Assignee shall be authorized, but under no obligation, to collect the Rents arising from the Leases, and to enforce performance of any other terms of the Leases including, but not limited to, Assignor's rights to fix or modify rents, sue for possession of the leased premises, relet all or part of the leased premises, and collect all Rents under such new Leases. Assignor shall also pay to Assignee, promptly upon any such default: (a) to the extent permitted by law, all rent prepayments and security or other deposits paid to Assignor pursuant to any Lease assigned hereunder; and (b) all charges for services or facilities or for escalation which have theretofore been paid pursuant to any such Lease to the extent allocable to any period from and after such default. Assignee after payment of all proper costs, charges and any damages including, without limitation, those payable pursuant to Paragraph 7 hereof, apply the net amount of such Rents to
                    ---------
the sums then due to Assignee under the Obligations to the extent permitted by law. Assignee shall have sole discretion as to the manner in which such Rents are to be applied, the reasonableness of the costs to which they are applied, and the items that will be credited thereby.

     4.   Termination of Assignment.  When Assignor pays Assignee for the full
          -------------------------
amount of the indebtedness secured by the Mortgage and this Assignment, and such payment is evidenced by a recorded satisfaction or release of the Mortgage, this Assignment shall terminate and become void.

     5.   Notice to Lessee of Assignor's Default.  Assignor hereby irrevocably
          --------------------------------------
authorizes each Lessee, upon demand and notice from Assignee of Assignor's Event of Default under the Obligations, the Mortgage, this Assignment or other Loan Documents, to pay all Rents under the Leases to Assignee. Assignor agrees that each Lessee shall have the right to rely upon any such notices of Assignee that Lessee shall pay all Rents to Assignee, without any obligation to inquire as to the actual existence of the default, notwithstanding any notice from or claim of Assignor to the contrary. Assignor shall have no claim against any Lessee for any Rents paid by Lessee to Assignee. Upon Assignor's cure of all Events of Default, the Mortgage, this Assignment or other Loan Documents, Assignee may give each Lessee written notice of such cure and, thereafter, until further notice from Assignee, the Lessee shall pay the Rents to Assignor.

     6.   Assignment of Defaulting Assignor's Interest in Lease.  If Assignor
          ------------------------------------------------
has defaulted under the Obligations, the Mortgage, this Assignment or other Loan Documents, Assignee shall then have the right to assign Assignor's right, title and interest in and to the Leases to any person acquiring title to the Property through foreclosure or otherwise. Such assignee shall not be liable to account to Assignor for the Rents thereafter accruing.

     7.   Indemnification of Assignee.  Assignor hereby agrees to indemnify,
          ---------------------------
defend, protect and hold Assignee harmless from and against any and all liability, loss, cost, expense or damage (including reasonable attorneys' fees) that Assignee may or might incur under the Leases or by reason of this Assignment other than liability, loss, cost, expense, or damage incurred as a result of Assignee's gross negligence or willful misconduct. Such indemnification shall also cover any and all claims and demands that may be asserted against Assignee under the Leases or this Assignment. Nothing in this paragraph shall be construed to bind Assignee to the performance of any Lease provisions, or to otherwise impose any liability upon Assignee, including, without limitation, any liability under covenants of quiet enjoyment in the Leases in the event that any Lessee shall have been joined as party defendant in any action to foreclose the Mortgage and shall have been barred thereby of all right, title, interest, and equity of redemption in the Property. This Assignment imposes no liability upon Assignee for the operation and maintenance of the Property or for carrying out the terms of any Lease before Assignee has entered and taken possession of the Property. Any loss or liability incurred by Assignee, by reason of actual entry and taking possession under any Lease or this Assignment or in the defense of any claims shall, at Assignee's request, be reimbursed by Assignor. Such reimbursement shall include interest at the Default Rate provided in the Note, costs, expenses and reasonable attorneys' fees. Assignee may, upon entry and taking of possession, collect the Rents and apply them to reimbursement for any such loss or liability. The provisions of this

     Paragraph 7 shall survive repayment of the Obligations and any termination,
     -----------
satisfaction or foreclosure of this Assignment.

     8.   Assignor's Possession After Default. If Assignor is in possession of
          ------------------------------------
any portion of the Property not leased to third party Tenants and is not required to surrender such possession hereunder upon an Event of Default, Assignor shall pay monthly in advance to Assignee, on Assignee's entry into possession pursuant to Paragraph 3 hereof, or to any receiver appointed to
                       ---------
collect the Rents, the fair and reasonable value for the use and occupancy of the Property or such part thereof as may be in the possession of Assignor. Upon default in any such payment, Assignor shall forthwith vacate and surrender such possession to Assignee or such receiver and, in default thereof, Assignor may be evicted by summary or any other available proceedings or actions.

     9.   Representations and Warranties.  Assignor hereby represents and
          ------------------------------
warrants to Assignee that: (a) Assignor is the absolute owner of the Leases, with absolute right and title to assign the Leases and the Rents; and (b) the Leases are valid and in full force and effect and have not been modified, amended or terminated, or any of the terms and conditions thereof waived, except as stated herein.

     10.  Lease Terminations and Modifications.  Assignor may do the following
          ------------------------------------
with respect to Leases (a) Assignor may terminate any Lease (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) which is
                                                    ------
in default; (b) Assignor may amend any Lease (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) provided the amendment
                                   ------
does not (i) increase the obligations of the landlord, (ii) decrease or accelerate the rent, or (iii) decrease the term; and (c) Assignor may enter into new Leases (or renew existing Leases) for premises of 24,000 square feet or less
                                                      ------
provided each Lease satisfies the minimum leasing requirements as set forth in the Mortgage and is on Assignor's standard form lease (approved by Assignee) with no modifications that increase the obligations of the landlord. Except as expressly provided in this Section 10 (or after obtaining Assignee's prior written consent), Assignor shall not (i) amend or modify any Lease, (ii) extend or renew (except in accordance with the existing Lease provisions, if any) any Lease (iii) terminate or accept the surrender of any Lease except in accordance with the terms of any Lease approved or deemed approved by Lender, (iv) enter into any new Lease of the Property, or (v) accept any prepayment of rent, termination fee, or any similar payment. Any attempt at cancellation, surrender, termination, change, alteration, modification, assignment, pledge or subordination of any Lease, other than as set forth herein, without the prior written consent of Assignee, shall be null and void.

     11.  Further Assurances.  Assignor shall execute and deliver to Assignee,
          ------------------
and hereby irrevocably appoints Assignee, its successors and assigns as its attorney-in-fact to execute and deliver during the term of this Assignment, all further instruments as Assignee may deem necessary to make this Assignment and any further assignment effective. Assignor shall, upon demand, pay to Assignee, or reimburse Assignee for the payment of, any and all costs and expenses (including reasonable attorneys' fees) incurred in connection with the preparation and recording of such instruments.

     12.  Transfer of Title to Lessee; Cancellation of Lease.  Each Lease shall
          --------------------------------------------------
remain in full force and effect, notwithstanding any merger of Assignor's and Lessee's interest thereunder. Without Assignee's prior written consent, Assignor shall not convey title to all or any part of the Property to any Lessee. If Assignee's consent to any such conveyance is obtained, Assignor shall not make any such conveyance without first requiring the Lessee, in writing, to assume and agree to pay and perform the Obligations and the Mortgage in accordance with the terms, covenants and conditions thereof, and to pay so much of the purchase price as Assignee deems necessary in reduction of the outstanding principal of the Obligations, in the inverse order of maturity, which payment, if made during the period that the Obligations permit prepayment, will include applicable prepayment premiums as set forth in the Obligations.
Any transfer of title to any Lessee must be performed in compliance with the provisions of the Mortgage. In the event that any Lease permits cancellation thereof on payment of consideration and said privilege of cancellation is exercised, the payments made or to be made by reason thereof are hereby assigned to Assignee to be applied, at the election of Assignee, to the Obligations and interest thereon in whatever order the Lender shall choose in its discretion or to be held in trust by Assignee as further security, without interest, for the payment of the principal and interest required to be paid by the Obligations.

     13.  Lease Guaranties; Assignments of Leases; Alterations of Premises.
          ----------------------------------------------------------------
Assignor may do the following with respect to lease guaranties, assignments of leases, and alterations of premises are as follows: (a) Assignor may terminate any guaranties of any Lease (other than a guaranty of a Lease of a Major Tenant or tenant leasing more than 24,000 square feet of the Property) which is in default; (b) consent to any Lease assignment or subletting (other than the Lease of a Major Tenant or tenant leasing more than 24,000 square feet) provided that
                                              ------
any such lease assignment or subletting does not (i) increase the obligations of the landlord, (ii) decrease or accelerate the rent, or (iii) decrease the term. Assignor may not, without the written consent of Assignee: (a) execute any other assignment or pledge of the Leases, of any interest therein, or of any Rents, or agree to a subordination of any Lease to any mortgage or other encumbrance now or hereafter affecting the premises; or (b) permit a material alteration of or addition to the Property by any Lessee, unless the right to alter or enlarge is expressly reserved by Lessee in the Lease.

     14.  Assignor to Ensure Continued Performance under Leases.  Assignor shall
          -----------------------------------------------------
perform all of its covenants as Lessor under the Leases, and shall not permit any release of liability of any Lessee or any withholding of rent payments by any Lessee. Assignor shall promptly deliver to Assignee copies of any and all notices of default Assignor has sent to any Lessee. Assignor shall enforce at Assignor's expense any one or more of the Leases and all remedies available to Assignor thereunder upon any Lessee's default in accordance with reasonable past business practices. Assignor shall deliver to Assignee copies of all papers served in connection with any such enforcement proceedings and shall consult with Assignee, its agents and attorneys with respect to the conduct thereof; provided that Assignor shall not enter into any settlement of any such proceeding without Assignee's prior written consent (except in the case of a settlement concerning a tenant which is (i) not a Major Tenant, or (ii) leasing less than 24,000 square feet of the Property).

     15.  Changes in Obligation Terms.  Notwithstanding any variation of the
          ----------------------------
terms of the Obligations and/or the Mortgage, including any increase or decrease in the principal amount thereof or in the rate of interest payable thereunder or any extension of time for payment thereunder or the release of any part of the Property subject to the Mortgage, the terms of this Assignment shall remain unmodified and in full force and effect.

     16.  Additions to and Replacement of Obligations. Assignee may take
          ---------------------------------------------
security in addition to the security already given Assignee for the payments of the principal, premium and interest required to be paid in or by the Obligations or release such other security, and may release any party primarily or secondarily liable on the Obligations, may grant or make extensions, renewals, modifications or indulgences with respect to the Obligations or the Mortgage and replacements thereof, which replacements of the Obligations or the Mortgage may be on the same terms as, or on terms different from, the present terms of the Obligations or the Mortgage, and may apply any other security held by it to the satisfaction of the Obligations, without prejudice to any of its rights hereunder.

     17.  Additional Leases.  Except as otherwise set forth in the Mortgage,
          ------------------
Assignor shall not enter into any additional Leases or renew any existing Leases without the prior written consent of Assignee.

     18.  Exercise of Assignee's Rights and Remedies.  Assignee's failure to
          -------------------------------------------
avail itself of any of its rights under this Assignment for any period of time, or at any time or times, shall not constitute a waiver thereof. Assignee's rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Assignee has under the Obligations, the Mortgage and any other Loan Documents. Assignee's rights and remedies hereunder may be exercised as often as Assignee deems expedient.

     19.  Severability.  If any term of this Assignment or the application
          -------------
hereof to any person or set of circumstances, shall to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent consistent with applicable law.

     20.  Captions.   The captions or headings at the beginning of each
          ----------
paragraph hereof are for the convenience of the parties only and are not part of this Assignment..

     21.  Counterparts.  This Assignment may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original, and all of which shall be construed together and shall constitute one instrument. It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

     22.  Notices.  All notices or other written communications hereunder shall
          --------
be deemed to have been properly given: (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged; (b) one business day after having been deposited for overnight delivery with any reputable overnight courier service; or (c) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

     If to Assignor:    Overseas Partners (333) Inc.
                        c/o Overseas Partners Capital Corp.
                        115 Perimeter Center Place Suite 940
                        Atlanta, Georgia 30346
                        Attention: Legal Department

     with a copy to:    Overseas Partners Capital Corp.
                        Mintflower Place
                        P.0. Box HM 1581
                        8 Par-la-Ville Road
                        Hamilton, HM GX Bermuda
                        Attention: Legal Department

     with a copy to:    Katten, Muchin & Zavis
                        525 W. Monroe Street
                        Suite 2100
                        Chicago, Illinois 60661
                        Attention: Nina B. Matis, Esq.

     If to Assignee:    The Prudential Insurance Company of America
                        One Ravinia Drive, Suite 1400
                        Atlanta, Georgia 30346
                        Attention: Vice President, Asset Management
                        Telephone: 770/395-8600
                        Facsimile: 770/396-9426

     with a copy to:    Sonnenschein Nath & Rosenthal
                        8000 Sears Tower
                        Chicago, Illinois 60606
                        Attention: David A. Lapins, Esq.

or addressed as such party may from time to time designate by written notice to the other party.

     23.  Amendment, Modification or Cancellation of assignment.  No amendment,
          ------------------------------------------------------
modification or cancellation of this Assignment or any part hereof shall be enforceable without Assignee's prior written consent.

     24.  Governing Law.  This Assignment shall be governed by and construed
          -------------
in accordance with the laws of the state in which the Property is located.

    25.  Power of Attorney. Effective automatically upon the occurrence of an
         ------------------
Event of Default and Assignee's acceleration of the indebtedness and continuously thereafter, and without the necessity of the execution of any further documents or instruments, Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor:

         (a) to collect, demand, sue for, attach, levy, recover and receive all Rents due and payable by Lessees pursuant to the Leases and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Assignee, of the Obligations, notwithstanding that the amount owing thereunder may not then be due and payable or that the Obligation is adequately secured, and Assignor does hereby authorize and direct such Lessees to deliver such payment to Assignee in accordance with the foregoing; and

         (b) to subject and subordinate at any time and from time to time, the Leases, to the lien of the Mortgage or any other Loan Documents or any other mortgage or deed of trust on or to any ground lease of the Property or to request or require such subordination, where the Assignor otherwise would have the right, power or privilege so to do. Assignor hereby ratifies and confirms all acts that Assignee shall do or cause to be done by virtue of the powers granted hereby and warrants that Assignor has not, on or at any time prior to the date hereof, exercised any such right of subordination under this clause (b) and covenants not to exercise any such right except as may be required by Assignee. The power of attorney hereunder granted is irrevocable and continuing, shall survive the insolvency or dissolution of Assignor, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Obligations shall remain unpaid.

     26. No Mortgagee in Possession; No Other Liability.  The acceptance by
         -----------------------------------------------
Assignee of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to: (a) constitute Assignee as a mortgagee in possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases or to the Property; (b) require Assignee to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases; or (c) require Assignee to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by Lessees and not assigned and delivered to Assignee. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person in or about the Property.

     27. Successors and Assigns; Gender.  The terms, covenants, conditions and
         ------------------------------
warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Mortgage, subject in all events to the provisions of the Mortgage regarding transfers of the Property by Assignor. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting Assignor, all obligations of each Assignor hereunder shall be joint and several.

     28.  Expenses.  Assignor shall pay on demand all costs and expenses
          --------
incurred by Assignee in connection with the review of Leases, including the fees and disbursements of Assignee's outside counsel.

     29.  Limitation on Personal Liability.  Reference is hereby made to the
          ---------------------------------
portion of the Note entitled "Limitation on Personal Liability", which provision is hereby incorporated herein by reference to the same extent as if it were set forth herein.

     30.  WAIVER OF TRIAL BY JURY.  ASSIGNOR HEREBY WAIVES, TO THE FULLEST
          ------------------------
EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT, OR ANY ACTS OR OMISSIONS OF ASSIGNEE IN CONNECTION THEREWITH.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representative as of the day and year first above written.



                              ASSIGNOR:



                         OVERSEAS PARTNERS (333), INC., an Illinois corporation



                         By:  /s/ Bruce M. Barone
                              -------------------
                              Name:  Bruce M. Barone
                              Title:  President and CEO

STATE OF GEORGIA      )
                      ) ss.
COUNTY OF FORSYTH     )


          I, Elise R. Kitchens, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 27thday of August by Bruce M. Barone as a duly
                            ----       ------
authorized signatory of OVERSEAS PARTNERS (333), INC., an Illinois corporation, on behalf of said corporation.

          GIVEN under my hand and Notarial Seal this 27th day of  August, 1997.
                                                     ----         -------



                                         /s/ Elise R. Kitchens
                                         ---------------------
                                              Notary Public



My Commission Expires:

   12-12-2000
   ----------

                                   EXHIBIT A
                                   ---------
                               Legal Description
                               -----------------

Parcel 1:
---------

Lots 7, 8 and 9 in Assessor's Division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of Lot 6 in Block 21 in Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:
---------

the East 1/4 of Lot 6 and the West 1/4 of Lot 7 in Block 21 in Original Town of Chicago, otherwise known as Lots 10 and 11 in Assessor's Division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of Lot 6, all in said Block 21 in Original Town of Chicago, in the City of Chicago, in Cook County, Illinois.

Parcel 3:
---------

All of Lot 5 and the West 1/2 of Lot 6 and the West 1/2 of the East 1/2 of Lot 6, all in Block 21 in the Original Town of Chicago, in Cook County, Illinois.

Parcel 4:
---------

The East 1/4 of Lot I and that part of the vacated alley lying South and adjoining said land in Block 21 in the Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 5:
---------

The West 1/2of the East 1/2 of Lot I and that part of the vacated alley lying South and adjoining said land in Block 21 in Original Town of Chicago in the South fractional 1/2 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 6:
---------

Lots 3, 5 and 6 in Assessors Division of Lots 1, 2, 3, 7 and 8 and the East 20 Feet of Lot 6 in Block 21 in Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian in Cook County, Illinois.

Parcel 7:
---------

The East 1/2of Original Lot 8 in Block 21 in the Original Town of Chicago in the South East 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, sometimes also described as:

Lot 4 in Assessor's Division of lots 1, 2, 3, 7, 8 and the East 20 feet of Lot 6 in Block 21 in Original Town of Chicago, in the South East 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Permanent Index Numbers: 17-09-412-013-0000 and 17-09-412-014-0000
Property Address: 333 West Wacker Drive, Chicago, Illinois 60606

                                   EXHIBIT B
                                   ---------

                             DESCRIPTION OF LEASES
                             ---------------------

TILTON & LEWIS ASSOCIATES                SHELDON F. GOOD REALTY, INC.
SUITE NO:              200               SUITE NO:               450
SqFt-RA               9522               SqFt-RA:               7150

SANCHEZ & DANIELS                        HAGGERTY, KOENIG & HILL
SUITE NO:              500               SUITE NO:               510
SqFt-RA.             20886               SqFt-RA:               3162

FORENSIC TECHNOLOGIES                    ARBOR OFFICE SUITES
INTERNATIONAL                            SUITE NO:               700
SUITE NO:              600               SqFt-RA:              24586
SqFt-RA               6410

NYHAN, PFISTER, BAMBRICK & KINZIE        COMPASS MANAGEMENT &LEASING
SUITE NO               810               SUITE NO:               880
SqFt-RA               8212               SqFt-RA:               2842

PERFORMANCE ANALYTICS, INC.              JAMES, LAYTON INTERNATIONAL, INC.
SUITE NO:             1010               SUITE NO:              1050
SqFt-RA              10199               SqFt-RA:               2398

CASSIDAY, SCHADE & GLOOR                 CARNOW, CONIBEAR & ASSOCIATES, LTD.
SUITE NO:             1100               SUITE NO:              1400
SqFt-RA              14513               SqFt-RA:              18818

FACILITY CAPITAL CORPORATION             TETRA PAK, INC.
SUITE NO:             1750               SUITE NO:         1500/1620
SqFt-RA               3562               SqFt-RA:              34226

GROSVENOR CAPITAL MGMT, L.P.             SKADDEN, ARPS, SLATE, MEAGHER & FLOM
SUITE NO:             1610               SUITE NO:         1900/2050
SqFt-RA               2427               SqFt-RA:              32269

BULGARIAN AMERICAN ENTERPRISES           URBAN INVESTMENT & DEVELOPMENT
SUITE NO:             2080               SUITE NO: 2000/2100/2200/2300/2400
SqFt-RA               2333               SqFt-RA:              94864

FEDERAL HOME LOAN MORTGAGE               BURDITT & RADZIUS, CHTD.
SUITE NO:             2500               SUITE NO:              2600
SqFt-RA              25344               SqFt-RA:              25714

BARACK, FERRAZZANO, KIRSCHBAUM           HORWOOD, MARCUS & BRAUN
SUITE NO:        2700/2850               SUITE NO:              2800
SqFt-RA              32278               SqFt-RA               11010

AMERITECH K.D.S.                         RAILINC/AAR
SUITE NO:             2900               SUITE NO:              2950
SqFt-RA              15612               SqFt-RA               10061

JOHN NUVEEN & CO., INC.                  ECC, INC.
SUITE NO: 3100/3200/3300/3400/3500/3600  SUITE NO:           BOX2ECC
SqFt-RA             113675               SqFt-RA                   0

UPS                                      METROPOLITAN FIBER SYSTEMS
SUITE NO:          BOX1UPS               SUITE NO:           BOX4MET
SqFt-RA                  0               SqFt-RA                   0

FIRST CHICAGO BUILDING CORP.             HEFTER & RADKE
SUITE NO:         BOX3CASH               SUITE NO:              1650
SqFt-RA                  0               SqFt-RA                7663

CASSIDAY, SCHADE & GLOOR                 BAIN & COMPANY, INC.
SUITE NO:             1200               SUITE NO:              3000
SqFt-RA              34659               SqFt-RA               14996

NATIONAL EQUITY ADVISORS                 2020 ASSOCIATES
SUITE NO:             2070               SUITE NO:              2020
SqFt-RA               3037               SqFt-RA                4533

FALLON MCELLIGOTT                        CASSIDAY, SCHADE & GLOOR
SUITE NO:             1430               SUITE NO:               850
SqFt-RA               1798               SqFt-RA                1411

FEDERAL EXPRESS                          #12 KARAD DRUG CO., INC.
SUITE NO:        BOX5FEDEX               SUITE NO:              L020
SqFt-RA                  0               SqFt-RA                1200

BARACK, FERRAZZANO, KIRSCHBAUM           FEDERAL HOME LOAN MORTGAGE
SUITE NO:             2860               SUITE NO:               210
SqFt-RA               5043               SqFt-RA                9460

KATZ, RANDALL & WEINBERG                 MCI METRO
SUITE NO:        1700/1800               SUITE NO:           BOX6MCI
SqFt-RA              25224               SqFt-RA                 198

PEPI CORPORATION                         ROSE AND ASSOCIATES
SUITE NO:             L010               SUITE NO:              1710
SqFt-RA               2439               SqFt-RA                3422

LINDA'S MAGIC NAILS                      KENWOOD ASSOCIATES, INC.
SUITE NO:             M100               SUITE NO:               400
SqFt-RA                868               SqFt-RA               12130

VTEL CORPORATION                         SPECTRA/MARKET METRICS
SUITE NO:             1060               SUITE NO:               900
SqFt-RA               2410               SqFt-RA               14875

TELIGENT                                 FIRSTCORP
SUITE NO:             R100               SUITE NO:               240
SqFt-RA                  0               SqFt-RA                1127

NATIONSCREDIT COMMERCIAL CORP.           GROSVENOR CAPITAL MGMT, L.P.
SUITE NO:             1840               SUITE NO:              1600
SqFt-RA               3702               SqFt-RA                6984

GROSVENOR CAPITAL MGMT, L.P.             BARACK, FERRAZZANO, KIRSCHBAUM
SUITE NO:             1605               SUITE NO:              2820
SqFt-RA                108               SqFt-RA                3189

HARRIS, ROTHENBERG INTERNATIONAL         JOHN NUVEEN & CO., INC.
SUITE NO:             1015               SUITE NO:              3010
SqFt-RA               1391               SqFt-RA                4835

MANSON VENTURES, INC.                    CASTLE CREEK PARTNERS, LLC
SUITE NO:             1450               SUITE NO:              1410
SqFt-RA               1419               SqFt-RA                2185

BLATT, HAMMESFAHR & EATON                TETRA PAK INC.
SUITE NO:             M101               SUITE NO:               250
SqFt-RA                  0               SqFt-RA                 800

MACKELVIE & ASSOCIATES                   FACILITY CAPITAL CORPORATION
SUITE NO:              950               SUITE NO:              1730
SqFt-RA               3924               SqFt-RA                1518

                                   EXHIBIT C
                                   ---------

                 TENANT PURCHASE OPTIONS, FIRST REFUSAL RIGHTS
                 ---------------------------------------------

                    AND RIGHTS/OPTIONS FOR ADDITIONAL SPACE
                    ---------------------------------------

                             333 West Wacker Drive
                          Summary of Options to Expand
                             As of:  August 15,1997


Tilton and Lewis Associates, Inc. (2nd Floor) (5/l/86 - 4/30/01)
----------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant had option to expand into approximately 3,000 sq. ft. on 2nd floor, effective 5/l/91 with notice to LL by 2/l/90. Option not exercised.

Sheldon F. Good Realty, Inc. (4th Floor) (2/l/87 - 11/30/991
------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant shall have the option to expand between 1,633 and 2,209 sf of contiguous space on the 4th Floor. Tenant must occupy the entire Premises on both the date that Tenant exercises the Expansion Option and on the Expansion space Occupancy Date. Tenant may exercise Expansion Option by giving written notice to LL by 2/15/97. Within (60) days following LL's receipt of the Expansion Space Notice, LL shall specify in a written notice to Tenant the location, size, and configuration of the Expansion Space. If Tenant exercises Expansion Option, then commencing 7/l/97, Expansion space shall be part of Premises except as hereinafter provided: the annual base rent of the Expansion Space shall be equal to the square foot amount of then applicable rent times the rentable area of the Expansion Space and pro-rate share shall be adjusted for the Expansion Space.

Kenwood Associates, Inc. (Suite 400 & 460) (3/l/96 - 2/28/2002)
---------------------------------------------------------------

     (T) Option to Expand: (Notification Date has elapsed) Tenant has the right to expand between 2,635 and 3,525 contiguous rsf in suite 470. The occupancy date shall be between 3/l/97-8/l/97 with 4 months prior notice. If Tenant elects to take the $7.95/sf Expansion Allowance base rent shall be $5.18/sf the first year growing at 3.65% every March 1st. If Tenant elects to take the $2.65/sf Expansion Allowance the base rent shall be the same per sf as the Premises. Pro-rata share shall be adjusted to reflect Expansion Space.

Sanchez and Daniels (Suite 500) (3/l/92 - 2/28/02)
--------------------------------------------------

     (T) Option to Expand: Tenant has two (2) Expansion Options, as follows
                           (Notification Date has elapsed):

                           First Expansion Option:
                           -----------------------
                           - Premises: Approximately 3,500 sq. ft. (exact number
                             to be determined by LL) of contiguous space on 5th floor, at location to be determined by LL. Exercise
                             Date: Notice from Tenant to LL by 3/l/95

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                           - LL shall notify Tenant by 4/l/95 setting forth (i)
                             location and square footage of expansion space;
                             (ii) Base Rent; and (iii) effective date on which LL shall deliver possession (which date shall be between 9/l/95 9/l/96)
                           - Base Rent: same per sq. ft. amount as for original
                             premises, including increases.
                           - Tenant Improvements: $7.50/sq. ft.
                           - Pro-rata share: shall increase accordingly

                           Second Expansion Option:
                           ------------------------
                           - Premises: Approximately 3,500 sq. ft. (exact number
                             to be determined by LL) of contiguous space on5th floor, at location to be determined by LL. In any event, such space shall include the area located between the midrise elevator lobby on the 5th floor containing approximately 507 sq. ft. Exercise Date:
                             Notice from Tenant to LL by 3/l/97
                           - Availability of Second Expansion Option is not
                             conditioned on exercise by Tenant of First
                             Expansion Option.
                           - LL shall notify Tenant by 4/l/97 setting forth (i)
                             location and square footage of expansion space;
                             (ii) Base Rent; and (iii) effective date on which LL shall deliver possession (which date shall be between 9/l/97 9/l/98)
                           - Base Rent: same per sq. fL amount as for original
                             premises, including   increases.
                           - Tenant Improvements: $5.00/sq. ft.
                           - Pro-rata share: shall increase accordingly

                             LL shall have right to increase/decrease the rentable area of either of the Expansion Premises by not more than 20%, with notice to Tenant no later than 6 months prior to the Effective Date with respect to such expansion.

Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
------------------------------------------------------------------------

     (T) Option to Expand:   Premises: 2,000 sq. ft. (the exact square footage
                             to be determined by LL) in Building on the same floor as and contiguous to premises at a location on such floor to be designated by LL.

                           - Notice from Tenant to LL by 3/l/96
                           - If exercised, LL shall give written notice to
                             Tenant by 4/l/96 specifying; (i) exact location and number of rentable sq. ft.; (ii) Base Rent, which shall be computed as $6.00/sq. ft. net; and (iii) the effective date on which LL shall deliver possession of Expansion Space to Tenant (which date shall be between 5/l/96 -1/l/97).
                           - LL may lease space to another tenant prior to the
                             expansion date
                           - LL may change the size of the rentable area of the
                             Expansion Space upon notice to Tenant by 4/l/96; provided, LL shall not increase/decrease the rentable area by more than 15%.
                           - Tenant improvements shall be $10.00/sq. ft.
                           - Pro-rata share shall be increased accordingly.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

Nyban, Pfister, Bambrick & Kinzie, P.C. (8th Floor) (2/l/92 - 1/31/02)
----------------------------------------------------------------------

     (T) Option to Expand:   Premises: 2,500 sq. ft. of space contiguous and on
                             the same horizontal plane to the Premises.
                             (Notification Date has elapsed)

                           - Effective Date: 2/l/96
                           - Notice: Either (i) 12/l/94 - 1/31/95 ("Early
                             Notice Period"); or (ii) 2/l/95
                           - 4/30/95 ("Late Notice Period")
                           - Base Rent: Same per sq. ft. rates as set forth for
                             original premises
                           - TI Allowance: $10.00/sq. ft.
                           - Pro-rata share: shall increase accordingly.
                           - If Early Notice Period, LL shall deliver to Tenant
                             notice by 2/28/95 ("LL's Expansion Notice") (a) describing layout of Expansion Space; and (b) setting forth whether there are any changes in (i) square footage of Expansion Space; or (ii) Effective Date. Tenant shall have 15 days to provide notice to LL whether terms of LL's Expansion Notice are acceptable to Tenant. If Tenant rejects the terms, Tenant may withdraw it's notice electing to expand. If withdrawn, Tenant shall be precluded from exercising said option during the Late Notice Period.
                           - If exercised during Late Notice Period, then on or
                             before 5/30/95 LL shall deliver to Tenant "LL's Expansion Notice" which shall be binding on LL and Tenant.
                           - LL may accelerate or defer the Effective Date by a
                             period of not more than 6 months by so notifying Tenant at least 8 months prior to the Effective Date (6/l/95), which notice shall state the new Effective Date. LL shall maintain right to lease Expansion Space to another tenant for a term not to exceed the Effective Date of this Expansion Option.
                           - LL may increase/decrease the size of the Expansion
                             Premises by not more than 10% by so notifying Tenant at least 8 months prior to the Effective Date (6/l/95).

Spectra Marketing Systems, Inc. (Suite 900) (7/15/96 - 1/31/05)
---------------------------------------------------------------

     (T) Option to Expand:   Option A (Notification Date has elapsed);
                             --------
                             Tenant has the right to lease between 2,000 and 3,000 contiguous rsf on the 9th floor. Tenant must give written notice to LL by 10/15/96. Within 60 days LL shall provide a written notice containing the location site, configuration and the occupancy date of the Expansion Space. The Occupancy Date must be between 1/15/97 and 1/14/98. Rent will be the same rate as then applicable rate for the Original Premises. LL shall provide $23.00/sf for
                             Tenant Improvements. Expansion Space will become part of the Premises and Pro-rata shall be adjusted accordingly. If LL cannot deliver possession of the expansion within six (6) months of LL's specified
                             Date, Tenant may rescind.

                             Option B:
                             ---------
                             If Tenant does not exercise Expansion Option A, Tenant may exercise Expansion Option B by giving written notice to LL by 10/15/99. Within 60 days LL shall provide a written notice containing the location site, configuration and the occupancy date of the Expansion Space. The Occupancy date must be between 1/15/2000 and 1/14/2001. Rent will be

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             the same rate as then applicable rate for the Original Premises. LL shall provide $15.00/sf for Tenant Improvements. Expansion Space will become part of the Premises and Pro,-rata shall be adjusted accordingly.

Cassiday, Schade & Gloor (lltb and 12th Floors - 34,659 sq. ft.) (3/l/83 -
--------------------------------------------------------------------------
2/28/98)
--------
     (T) Option to Expand:   Tenant has three (3) expansion options, as follows
                             (Notification Dates have elapsed):

                             First Expansion Option (independent of 2nd & 3rd
                             ----------------------
                             Options)
                           - Premises: 2,842 sq. ft. on 8th floor
                           - Effective Date: 6/l/90, 6/l/92 or 12/l/94 (first
                             availability based upon existing tenancies)
                           - Notice Date: 18 months prior to latest Effective
                             Date

                             Second expansion Option (independent of  1st and
                             -----------------------
                             3rd Options)
                           - Premises: 13,532 sq. ft. on 8th floor
                           - Effective Date: 7/l/90 or 11/l/94 (first
                             availability based upon existing tenancies)
                           - Notice Date: 18 months prior to latest Effective
                             Date

                             Third Expansion Option (independent of 1st and 2nd
                             ----------------------
                             Options)
                           - Premises: 8,212 sq. ft on 8th floor (balance of 8th
                             floor)
                           - Effective Date: 1 1/24/89 or 12/l/94 (first
                             availability based upon existing tenancies)
                           - Notice Date: 18 months prior to latest Effective
                             Date

                             All above described Expansion Options have the following terms:
                           - Rent:100% of market. LL shall notify Tenant of its
                             determination of such FMV within 90 days of Tenant's notice to LL exercising it's expansion option. If Tenant and LL cannot agree on Base Rent, Tenant may cancel its election to lease such additional space in-written notice to LL within 30 days after LL's notice to Tenant specifying such Base Rent.
                           - Tenant Improvements: None. Space to be taken "as
                             is" except LL shall make any repairs to such space made necessary by fire or casualty.
                           - Pro-rata Share: To be increased accordingly.
                             NOTE: Based upon the 18 month Tenant notification period, Tenants rights under these expansion options have expired.

Carnow, Conibear & Associates, Ltd. (14th Floor) (9/15/85 - 12/31/03)
---------------------------------------------------------------------
     (T) Option to Expand: First Expansion option:
                           -----------------------

                           - Premises: 3,235 sq. ft. on ]4th floor (see
                             attached)
                           - Notice to LL: By 7/l/98.
                           - Effective Date: Between 10/l/98 and 7/l/99
                             (Landlord shall notify Tenant of Effective Date within 30 days after exercise).
                           - Base Rent: Rate per sf for the remainder of
                             Premises, including increases.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------
                           - Tenant Improvements: $20.00/sf (any unused
                             allowance shall be applied towards first rents
                             due).

                             Second Expansion Option:
                             ------------------------
                           - Premises: 2,21 1 sf on 14th floor, currently leased
                             to Broker Investment Management (see attached).
                           - Notice to LL: By 3/15/01.
                           - Effective Date: Between 9/15/01 and 3/15/02
                             (Landlord shall notify Tenant of Effective Date within 30 days after exercise).
                           - Base Rent: Rate per sf for remainder of Premises,
                             including increases.
                           - Tenant Improvements: None

                             NOTE: Second expansion rights are subject to the rights of Broker Investment Management to exercise its option to renew.

                           - LL may lease such space to other tenants prior to
                             Effective Date; however, if     LL does not deliver
                             possession on or before 150th day following the Effective Date, Tenant may withdraw exercise of expansion option by delivering notice to LL by the 160th day following the scheduled Effective Date.

Tetra Pak, Inc. (15th & 16th Floors) (9/l/91 - 8/31/01)
-------------------------------------------------------

     (T) Option to Expand:   Tenant had option to expand into approximately
                             16,000 sq. ft. on either floor contiguous to premises with notice to LL by 1/l/93. Not exercised

     (T) Option to Expand:   Tenant may expand into 1,500- 21000 sf on the 16th
                             floor, upon notice to LL between 9/l/96 - 9/8/97.
                             LL shall have 10 business days after receipt of Tenants election to exercise to notify Tenant of exact location and square footage and the effective date ("Expansion Space Addition Date," which shall between 12/l/97-9/l/98). The Base Rent shall be equal to the then applicable fair market value rent. If Tenant disagrees with LL's -determination of the fair market value rent then Tenant may cancel exercise of expansion option via notice to LL within 30 days of LL's notice to Tenant specifying Base Rent.

                             Option to expand is subject to the rights of Hefter Radke to lease the Expansion Space.

Grosvenor Capital Management.  L.P. (16th Floor) (3/l/93 - 5/31/99)
-------------------------------------------------------------------

     (T) Option to Expand:   (EXPIRED) Notice Date was between (3/l/96 -
                             5/31/96). Tenant did not exercise per Property
                             Manager.

Hefter & Radke (Suite 1650) (4/15/89 - 2/28/01)
-----------------------------------------------

     (T) Option to Expand:   Tenant may expand into 1,629 sf of additional space
                             that is contiguous with the eastern wall of the Premises on the 16th floor (ie; Suite 1660), upon

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             notice to LL by 9/l/97, such Expansion to be effective 9/l/98.. The Base Rent shall be equal to, and increase with, the then applicable rental rate per sq. ft. for the Premises. Tenant shall receive a T.I. allowance of $20.00/rsf of Expansion Space.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
-------------------------------------------------------------
     (T) Option to Expand:   Premises: Same as Right of First Refusal ("ROFR")
                             space described above (1,780 sq. ft. - 17th floor).
                           - Available at any time during initial term, if
                             Tenant has not waived rights to such space pursuant to ROFR above.
                           - Tenant shall exercise by giving written notice to
                             LL. LL shall give written notice to Tenant within 10 days following receipt of Tenant's notice setting forth the date on which LL shall deliver possession of the Option Space.
                           - Base Rent and tenant improvements described above
                             for the ROFR are applicable.
                           - LL retains the right to lease Option Space to
                             another tenant, subject to rights of Tenant pursuant to ROFR.

Katz Randall & Weinberp- (1700 & 1800) (II/l/95 - 4/30/08)
----------------------------------------------------------
     (T) Put Space:          Tenant shall lease approximately 3,500 sf (see
                             attached) on the 17th floor effective 12/l/98. LL may reduce the size of the put space, but not less than 3,000 sf, provided such decrease does not destroy the contiguity to the Premises, in a way that is reasonably acceptable to the Tenant. LL shall notify Tenant by 8/l/98 as to the rentable area to be included. Rent shall be the then effective rate under the Lease and the pro-rata share shall be appropriately adjusted. Tenant shall receive an improvement allowance of $35.75/sf (up to $6.00/sf may be applied to soft costs or rent as described under Tenant Improvements on page 2).

                             LL may lease such space to another tenant for a term ending on or prior to 9/l/98. LL shall not be liable to Tenant in the event of tenant holding over or other violation of the lease .

     (T) Option to Expand:   Provided Tenant is occupying 80% of Premises for
                             its own use, Tenant may expand into the additional space as follows:

                             Expansion One:
                             --------------
                             Effective: 11/1/00
                             Notice: 11/l/99
                             Size: 5,000 sf on the 18th floor as highlighted on Exhibit A-3 (see attached). LL may change the size (not to decrease by more than 20% or increase) in a manner reasonably satisfactory to Tenant upon notice by 3/l/00
                             Rent: Same rate/sf as for existing Premises
                             Improvement Allowance: $25.00/sf with up to $4.25/sf applied as outlined on page 2 of abstract for unspent amounts.

-------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             Expansion Two:
                             --------------
                             Effective: 11/l/03
                             Notice: 11/1/02
                             Size: 5,000 sf on the 18th floor as highlighted on Exhibit A-3 (see attached). LL may change the size (not to decrease by more than 20% or increase more than reduction in 1st Option space) in a manner reasonably satisfactory to Tenant upon notice by 3/l/03.
                             Rent:  Same rate/sf as for existing Premises
                             Improvement Allowance:
                             $15.00/sf with up to $2.55/sf applied as outlined on page 2 of abstract for unspent amounts.

                             LL may defer or accelerate the Addition Date up to 6 months upon notice at least 8 months prior to the earlier of the Accelerated Date or the stated Addition Date. LL may lease such space to another tenant for a term expiring on or before the Addition Date. LL shall not be liable to Tenant in the event of tenant holding over or other violation of the lease.

                             Rent shall not commence on Expansion Space I or 2 until 8 weeks after the later of the Addition Date and the date of possession is delivered to Tenant.

Skadden, Arps, Slate, Meaeher & Flom (19th & 20th Floors) (12/5/88 - 4/30/2000)
-------------------------------------------------------------------------------
     (T) Option to Expand:   Tenant had the option to expand into 3,037 sq. fL
                             on 20th floor effective 1/1/91, and had a second option to expand into the balance of the 20th floor effective 5/l/95. If Tenant elected not to exercise any expansion option, Tenants rights to such option as well as any subsequent expansion options would extinguish. Since Tenant did not exercise expansion option for 3,037 sq. ft., they apparently no longer have the option to expand into the balance of the 20th floor.

Federal Home Loan Mortgage Corporation (25th Floor) (2/l/86 - 4/30/99)
----------------------------------------------------------------------
     (T) Option to Expand:   (Notification Date has elapsed) Premises: Not less
                             than 6,375 sq. ft. nor more than 8,625 sq. ft.
                             (exact number to be determined by LL) on 29th floor, at a single location on such floor to be designated by LL.

                             - Exercise Date: Notice to LL by 5/l/96
                             - Base Rent: Same per sq. ft. as for existing premises
                             - Tenant Improvements: $17.50/sq. ft.
                             - Pro-rata Share: increased accordingly

                             If exercised, LL shall give notice to Tenant by 6/l/96 setting forth (i) exact location and number of rentable sq. ft. within Expansion Space; and
                             (ii) effective date on which LL will deliver possession of Expansion Space (between 11/l/96 - 11/l/97)

                             If LL is unable to deliver possession of Expansion Space to Tenant on or prior to 60th day following scheduled Effective Date, and if Tenant so elects, LL shall use diligent efforts to make immediately available to Tenant temporary space for occupancy by Tenant until the 120th day following the

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             date on which the Expansion Space is delivered to Tenant. LL and Tenant shall execute a short term lease to govern Tenant's occupancy of such Temporary Space. No rent shall be paid by Tenant for Temporary Space. However, Tenant shall pay its pro-rata share of taxes and operating expenses on a net basis.

                             If LL fails to deliver possession on or prior to 180th day following scheduled Effective Date, Tenant may withdraw it's exercise of expansion option by delivering written notice to LL on or before 10th day following expiration of said 180 day period.

     (T) Option To Expand:   (Notification Date has elapsed) Provided Tenant
                             occupies the entire Premises as of the Addition
                             Date, Tenant may lease any space not leased on the second floor as of the date of the Fifth Amendment.
                             Tenant shall give notice to LL by 1/31/96. Rent shall be $14.30/sf plus a pro-rata share of operating expenses and real estate taxes. Tenant shall receive an improvement allowance equal to the product of $I5.00/sf multiplied by the number of months remaining in the term divided by 51.

                             LL may lease the Second Floor Expansion space to another tenant and LL shall not be held liable in the event LL does not deliver possession due to a holding over, provided LL uses diligent efforts to obtain possession. If LL is unable to deliver possession of Expansion Space to Tenant on or prior to 60th day following scheduled Effective Date, and if Tenant so elects, LL shall use diligent efforts to make immediately available to Tenant temporary space for occupancy by Tenant until the 120th day following the date on which the Expansion Space is delivered to Tenant. LL shall pay all reasonable out-of-pocket costs incurred in connection with Tenant's move to the Temporary space. LL and Tenant shall execute a short term lease to govern Tenant's occupancy of such Temporary Space. No rent shall be paid by Tenant for Temporary Space. However, Tenant shall pay its pro-rata share of taxes and operating expenses on a net basis.

                             If LL fails to deliver possession on or prior to 180th day following scheduled Effective Date, Tenant may withdraw it's exercise of expansion option by delivering written notice to LL on or before 10th day following expiration of said 180 day period.

Barack, Ferrazzano, Kirschbaum & Perlaman (27th and 28th Floors) (1012/88 -
---------------------------------------------------------------------------
6/30/03)
--------

     (T)  Option to Expand:  Tenant has five (5) expansion options, as follows:

                             Expansion Option #1: (Has Expired)
                             --------------------
                             - Premises: 5,043 sq. ft. on 28th floor ("First Additional Space"), currently leased to Chilmark Partners
                             - Effective Date: 5/l/90, if FHLMC fails to exercise its option to lease such space by 12/l/89.

                             Expansion Option #2: (Has Expired)
                             ---------------------
                             - Premises: 4,000 sq. ft. ("Interim Additional Space") at any location in building provided that LL will use reasonable efforts to locate the Interim Additional Space on a high-rise floor.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             - Effective Date: 5/l/90, if FHLMC exercises its option by 12/l/89 to lease the First Additional Space.

                             Expansion Option #3:(Exercised via 3rd Amendment)
                             -------------------
                             - Premises: 28th floor First Additional Space (5,043 sq. ft. - see Option # 1)

                             - Effective Date: 9/l/95, if FHLMC exercises its option to lease the First Additional Space.

                             Expansion Option #4:
                             --------------------
                             - Premises: Between 2,900 - 4,800 sq. ft.
                             (determined by LL) on 28th floor, a portion of which is currently occupied by John Nuveen & Co. ("Second Additional Space")

                             -Effective Date: 9/l/95

                             Per Letter Agreement dated 6/22/94, Tenant waived its right to exercise Expansion Option # 4.

                             Expansion Option #5:
                             --------------------
                             -Premises: Between 12,600 - 14,600 sq. ft
                             (determined by LL) constituting the balance of the 28th floor ("Third Additional Space")

                             -Effective Date: 3/l/2000

                             - Tenant Notification Date: 13 - 18 months prior to respective Effective Date.
                             - No later than 18 months prior to Effective Date, for 4th and 5th Expansion Options (3/l/94 and
                             9/l/98, respectively), LL      shall notify
                             Tenant of exact location and rentable area of the additional space. Such space shall be continuous with the then current premises. - If Tenant does not exercise, Tenant shall have no further rights with respect to such Expansion Option, provided that Tenant shall not be deemed to have waived any other Expansion Options.
                             -Base Rent for each Expansion Option shall be 100% of market, subject to any flat rate, indexed or other material escalations to which market rate base rental is then subject. Such rent and escalations shall be set forth in a certificate delivered by LL to Tenant no later than 90 days after LL receives Tenant's notice of its exercise of the Expansion Option with respect to a particular Additional Space. If LL and Tenant can not agree on rental, Tenant may cancel its exercise of the Expansion Option in notice to LL not later than 30 days after Tenant's receipt of such certificate.

                             LL may (i) defer the Effective Date for any Additional Space by a period of not more than 18 months; or (ii) accelerate the Effective Date for the Second Additional Space and Third Additional Space by a period of not more than 9 months, upon notice to Tenant specifying the new Effective Date given no later than the later of (a) 3 months prior to the latest date Tenant may give notice of exercise of Expansion Option with respect to such Additional Space (the "Final Notice Date"); and (b) 30 days after delivery of Tenant's notice of exercise of the Expansion Option with respect to such Additional Space, in which event Tenant may withdraw such notice of exercise on or before the later of. five (5) days after the Effective Date Notice is given or the Final Notice Date.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                             -Subject to the rights of Tenant hereunder, LL shall in any event have the right to lease the Additional Space to another tenant and shall not be liable to Tenant in the event that LL cannot deliver possession of the Additional Space to Tenant on account of a holding over by such other
                             tenant.                    -If, due to the holding,
                             over of such other tenant, LL is unable to deliver possession of Additional Space within one (1) year after the Effective Date, LL shall, by written notice to Tenant as soon as practicable after expiration of such one year period, either (i) offer Tenant a comparable amount of space in the Building (to be identified in LL's notice) for occupancy by Tenant beginning no later than 30 days after the first anniversary of such Effective Date until such Additional Space is available (which temporary space shall be constructed, at LL's sole cost, with reasonably usable building standard improvements suitable for law offices) at a base rent equal to 50% of base rent otherwise payable under the terms of this paragraph for the Additional Space LL is then unable to deliver, provided that Tenant will be obligated to pay full pass firms of Operating Expenses and Taxes, or (ii) offer Tenant the option to terminate this lease. If Tenant fails to notify LL within ten (IO) days after LL's offer notice of Tenant's election to accept the offer made, Tenant shall be deemed to have rejected the offer and waived any remedy for damages or termination by reason of LL's failure to deliver the Premises, provided that such waiver shall not relieve LL of its obligation to use reasonable efforts to obtain possession of such Additional Space.

                             -LL may increase the rentable area of the First Additional Space by up to 5% or decrease the rentable area by no more than 15%
                             LL may increase the rentable area of the Second Additional Space and the Interim Additional Space by up to IO% or decrease the rentable area by no more than 15% (i.e., Second Additional Space may be decreased to 5, 1 85 sq. ft. or increased to 8,800 sq. ft.)
                             LL may increase the rentable area of the Third Additional Space by up to 15% or decrease the rentable area by no more than 20% (i.e., Third Additional Space may be decreased to 10,080 sq. ft. or increased to 16,790 sq. ft.)
                             LL will notify Tenant of any change in rentable area of any Additional Space no later than the later of- (A) three (3) months prior to the Final Notice Date and (B) thirty (30) days after the delivery of Tenant's notice of exercise of the Expansion Option with respect to such Additional Space, in which event, Tenant may withdraw such notice of exercise on or before the later of- five
                             (5) days after LL's notice of the change in the rentable area of such Additional Space is given or the Final Notice Date.

                             -T.I. For Each Additional Space: Space taken "as-is", except for construction allowances or labor or materials included at LL's expense being offered in connection with prevailing market rate leases. If Tenant employs LL's general contractor to perform construction or remodeling work in any Additional Space, LL to limit fee for overhead, administration and supervision (which fee is in addition to any general contractor's fee) to 8% of the cost of such improvements.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------
                             -As Additional Space is delivered to Tenant, such space shall become part of the Premises and Tenant's pro-rata percentage and Additional Rent payments shall change accordingly.


Bain & Company, Inc. (30th Floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

     (T) Option to Expand:   (Notification Date has elapsed) Tenant shall have
                             the right to expand into 3,000 rsf on the 30th floor (Expansion Space #1) on 10/14/97 upon notice to LL by 1/14/97 (see attached for floor plan of Expansion Space). Tenant's rights with respect to the additional space are subject to the following provisions:

                             Base Rent : Same rate per sf as in effect for the initial premises. Tenant's proportionate share shall be appropriately adjusted.

                             LL's Rights: LL may, upon notice to Tenant before the Notice Date, accelerate or defer Addition Date by not more than 3 months or change the size of the Additional Space by not more than 20%. LL shall have the right to lease Additional Space to another tenant for a term not beyond the applicable Addition Date and shall not be liable to Tenant in the event that LL cannot deliver possession due to holdover by such other tenant. If LL cannot deliver possession within 6 months of the Addition Date, Tenant shall have the right to cancel its election to lease such Additional Space.



                             Tenant Improvements Additional Space #1: $42.25/sf

                             333 West Wacker Drive
                    Summary of Rights of First Offer/Refusal
                             As of: August 15, 1997


Sheldon F. Good Realty, Inc. (4th Floor) (2/l/87 - M-T-M)
---------------------------------------------------------

    (T)  Right of Second Offer: Subject to the rights of Wood, Lucksinger and
                                Epstein, if LL intends to lease any space on the 4th floor which is contiguous to the premises ("Option Space") during the initial or renewal term, LL shall offer such space to Tenant in writing. Such offer shall specify Base Rent at which LL would be willing to lease such space to Tenant. Tenant must accept within 10 days business days. If Tenant does not accept, LL shall be free to lease such space to another party on whatever terms and conditions it considers appropriate.

                                Correspondence in File:
                                -----------------------

                                Letter from JMB dated 5/23/90, notifying Tenant of LL intention to lease a portion of the 4thfloor, containing 1,876 sq.ft. Base Rent of $22.50/sq.ft., on month-to-month basis, with 60 day termination notice. No response .from Tenant found in file.

Sanchez and Daniels (Suite 500) (3/l/92 - 2/28/021
--------------------------------------------------

    (T)  Right of First
         Refusal:               Premises: Any space on 5th floor ("Option
                                Space")

                                If during initial term LL receives a
                                letter of intent from 3rd party to lease Option Space and provided LL would be willing to lease such space upon terms set forth in letter of intent, LL shall deliver a statement as to the material terms of such letter of intent to Tenant, and Tenant shall have seven (7) business days therefrom to elect to lease such Option Space at same Base Rent and upon same terms as contained in letter of intent.

                                If Tenant does not exercise, LL shall be free to lease such Option Space to 3rd party on substantially the same terms as are set forth in letter of intent.

Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
--------------------------------------------------------------  --------
(T)  Right of First
     Refusal:                   Premises: 6th floor space contiguous to premises
                                ("Offer Space")

                                - If during initial term LL receives a letter of intent from any 3rd party to lease the Offer Space and provided LL would be willing to lease such space on terms set forth in the letter of intent, LL shall deliver a copy of letter of intent to Tenant, and Tenant shall have 5 business days to elect, via written notice to LL, to lease said Offer Space at the same Base Rent and upon same terms and conditions contained in letter of intent.

--------------------------------------------------------------------------------
                            OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                                -If Tenant does not exercise, Tenant shall be deemed to have waived its rights hereunder, and LL shall be free to lease such space to such 3rd party or any other party on substantially the same terms as are set forth in letter of intent.

Cassiday, Schade & Gloor (11th and 12th Floors - 34,659 sq. ft.) (3/l/83 -
--------------------------------------------------------------------------
2/28/98)
--------
    (T)  Right of First Offer:  Premises: (i) and space on 1Oth floor; and (ii)
                                10,996 sq. ft on 2nd floor per Exhibit B (see attached). Such premises are collectively called "Option Space".

                                Prior to leasing any Option Space to any other tenant (other than tenants currently having any rights with respect to such space), LL shall offer such Option Space to Tenant, such offer to be made in written notice specifying Base Rent (current market rent) and the date on which such Option Space would be made available to Tenant. Tenant must exercise within 5 days at Base Rent specified in LL notice. Space to be taken "as is", with no tenant improvement allowance.

                                If not exercised, LL shall be free to lease such Option Space to any other party on whatever terms and conditions it deems appropriate.

Carnow, Conibear & Associates, Ltd. (14th Floor (9/15/85 - 12/31/03)
--------------------------------------------------------------------
    (T)  Right of First
         Refusal: In the event LL receives an executed letter of intent or other memorandum of agreement from a prospective tenant for any available space on the 14th floor, LL shall deliver notice of such prospective lease to Tenant offering Refusal Space to Tenant upon same terms and conditions as contained in such letter of intent. Tenant shall have 10 business days to lease such Refusal Space. If Tenant fails to respond within IO business days, Tenant shall be deemed to have waived its rights and LL shall be, subject to Tenant's expansion options, free to lease such Refusal Space.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
-------------------------------------------------------------
    (T)  Right of First
         Refusal: Premises: 1,780 sq. ft. on 17th floor as highlighted on Exhibit "A" to lease (see attached) ("Option Space")

                                If at any time during Initial Term of lease, LL shall receive an executed letter of intent from any 3rd party containing specific terms to lease the Option Space, and provided LL would be willing to lease such space upon the terms set forth in letter of intent, LL shall deliver written notice of such letter of intent to Tenant, and Tenant shall have 10 business days to elect to lease such Option Space at the Base Rent set forth below and at the terms and conditions herein contained.

                                If Tenant exercises, LL shall deliver possession to Tenant on 60th day following LL's receipt of Tenant's notice electing to lease such Option Space (the "Addition Date").

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                                If Tenant does not exercise, LL shall be free to lease such Option Space to such 3rd party or any other party. If LL and such third party thereafter shall fail to enter a lease within 180 days or if LL thereafter elects to lease Option Space to 3rd party on terms that are materially different from those contained in letter of intent, LL shall first offer Option Space to Tenant pursuant to any such new terms and Tenant shall again have the right to lease such Option Space, upon IO business days notice to LL. Base Rent for Option Space is dependent upon the timing of the Addition Date and is to be calculated as follows:

Addition Date Between    Rent/SF  Total Rent            Term
----------------------   -------  ----------            ----
 5/15/94 - 5/14/96         $1.00   $1,780.00  thru end of initial term
 5/15/96 - 5/14/97         $2.00   $3,560.00  thru end of initial term
 5/15/97 - 5/14/98         $3.00   $5,340.00  thru end of initial term
 5/15/98 - 5/14/99         $4.00   $7,120.00  thru end of initial term

                                Pro-rata share shall increase accordingly. Base Rent for the Option Space shall be abated from 9/10/93 - 9/9/94, and space shall be taken "as is".

Katz Randall & Weinberg (1700 & 1800) (11/l/95 - 4/30/08)
---------------------------------------------------------

    (T)  Right of First Offer:  Provided Tenant is not in default and occupies at least 80% of Premises for its own use and subject to the rights of Facility Capital Corporation on 1,780 sf on the 17th floor, Tenant shall have a ROFO on all space that becomes available on the 17th and 18th floor. Prior to LL leasing any such space, LL shall notify Tenant of the terms LL is offering. Tenant shall have 14 business days to accept under the terms outlined in the offer. If Tenant does not accept or does not execute an amendment within 20 days adding such space, LL is then free to lease such space to third parties; however, if terms are less favorable to LL by more than 10%, Tenant must be offered those terms. Tenant shall have 5 business days to accept such revised terms.

                                Per Agreement dated 11/10/95, Tenant has waived its ROFO as it relates to the lease with Rose & Associates Office Group. In exchange for this waiver, Rose agrees that, upon not less than 6 months notice from Tenant, Rose shall vacate its premises and assign the Rose lease to Tenant. The effective date of such assignment shall not be prior to 11/ 1 /97, and LL's consent shall be required.

Barack, Ferrazzano, Kirschbaum & Perlaman (27th and 28th Floors) (10/2/88 -
---------------------------------------------------------------------------
6/30/03)
--------

    (T)  Right of First Offer:  If LL intends to lease any part of 28th floor
                                (the "Offering Space") to any other tenant, LL must offer space to Tenant via written notice specifying:

                                -base rent, escalation charges and other material items, including concessions at which LL would be willing to lease such space to prospective tenants; and
                                -the date which such Offering Space will be made available to Tenant.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                                -Tenant shall have 10 business days to accept space, at noted terms, by notice to LL in writing. If Tenant accepts, such space becomes part of the premises and is subject to paragraph 37 (Personal Liability of Tenant's Partners). -If Tenant does not accept, LL shall be free to lease Offering Space to any other party on substantially same terms offered to Tenant, provided that if LL does not certify to Tenant that Offering Space has been leased to a third party within 180 days, LL shall again be obligated to offer such Offering Space to Tenant Tenants waiver of rights to Offering Space shall not affect Tenants Expansion Options.

                                Tenant's rights to leasing the Offering Space subject to the following: (i) Offering Space will be accepted by Tenant "as is", except for allowances noted in LL notice; & (ii) During the twelve (12) months after any Expansion Option (See Tenants Right to Expand comments above) has been waived, canceled or expired with respect to such Offering Space, Tenant shall not have any rights of first offer with respect to such Offering Space unless such space is being offered to a third party at terms more favorable then available to Tenant under Tenant's Expansion Options.

Ameritech Health Connections, Inc. (29th Floor) (6/l/93 - 5/31/00)
------------------------------------------------------------------

    (T)  Right of First
         Refusal: Subject to the prior rights of the Federal Home Loan Mortgage Company with regards to the space on the 29th floor.

                                If LL enters into a letter of intent for space on the 29th floor, LL shall notify Tenant of such "Option Space" and all of the basic business terms in said letter of intent. Tenant has 10 business days to accept on such terms.

                                If Tenant does not exercise, or if LL and Tenant do not enter into an amendment for such Option Space within 14 days after Tenant exercises, LL may lease said Option Space to any other party, free of Tenant's rights hereunder.

Bain & Company, Inc. (30th Floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

    (T)  Right of First Offer:  If at any time prior to the 84th month during the term, LL decides to lease the Additional
                                Space with respect to space for which Tenant has not yet exercised its Expansion Option, LL shall notify Tenant. Tenant shall have 15 days to notify LL that it will lease the entire Additional Space set forth in LL's notice. Tenant improvements shall be at the rates set forth in Schedule 2 (see attached) for Additional Space leased prior to the 60th month of the term, and thereafter at the rate set forth in LL's notice. If Tenant does not exercise, Tenant shall have no further rights and LL shall be free to lease such space provided that if LL does not enter into a lease for such Additional Space within I year after Tenant's rejection or if such lease terminates before the 84th month of the Term, such Additional Space will again be subject to the first offer rights.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

John Nuveen & Co., Incorporated (30th Floor) (TBD - 2/29/00)
------------------------------------------------------------

    (T)  Right of First Offer:  At any time prior to 3/l/00, if LL commences negotiations with a third party for leasing of any portion of the 30th floor (other than space subject to the rights of Bain & Company, Inc.) LL must notify Tenant of location, size, Base Rent and commencement date (not to be earlier than 30 days after notice). Tenant shall have 10 days to accept space. If Tenant does not accept, LL may rent such space to the third party. If LL does not rent this space to such third party or such third party term ends, the space shall again become subject to Tenant's ROFO. Base Rent shall be the then current market rental.

                             333 West Wacker Drive
                          Summary of Options to Renew
                             As of: August 15, 1997


MCI Metro Access Transmission Services, Inc. - (8/l/95 - 7/31/99)
-----------------------------------------------------------------

    (T)  Option to Renew:       Automatic renewal for two 4-year terms (8/l/99 -
                                7/31/03 & 8/l/03 7/31/07) with rent at the Fair
                                Telecommunications Market Rate.

Pepi Corporation d/b/a Alonti (Lobby) (11/1 5/95 - 11/30/05)
-------------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (12/l/05 - 11/30/10),
                                upon notice to LL by 11/30/04. Rent shall be 100% of market, but not less than the aggregate
                                Rent payable by Tenant for the last lease year of the initial term.

Smith Mitchell Investment Group, Inc. (2nd Floor) (7/l/94 - 6/30/99)
--------------------------------------------------------------------

    (T)  Option to Renew:    One 5-year option to renew, upon notice to LL
                             between 1/l/98 - 8/31/98.

                             Rent shall be 100% of market. Tenant shall have right to nullify its exercise of option by notice to LL within IO business days of LL's market rent notice to Tenant (which LL's notice shall be given after Tenant's exercise of option but not later than 6 months prior to commencement of renewal period).

Sanchez and Daniels (Suite 500) (3/11/92 - 2/28/02)
--------------------------------------------------

    (T)  Option to Renew:    One 5-year option to renew (3/l/2002 - 2/28/2007),
                             with notice to LL not earlier than 15 months
                             (12/l/2000) or later than 12 months (3/l/2001).
                             Base Rent shall equal greater of (i) 95% of market;
                             and (ii) annual Base Rent payable by Tenant during the last year of the Initial Term.

                             Tenant's notice that they wish to renew shall also contain Tenant's determination of fair market rental for such renewal period. Within 30 days after receipt of Tenant notice, LL shall notify Tenant that it either accepts Tenant's estimate of Fair Market Rent or deliver LL's determination of Fair Market Rent. If LL's estimate is not more than 110% of Tenant's estimate, Fair Market Rent shall be the average of the two estimates. If the difference is greater than 110%, LL and Tenant will commence negotiations to determine Fair Market Rent. If no agreement is reached within 30 days of LL's estimate notice, Tenant may elect, by delivery of notice to LL within said 30 day period, either to (i) withdraw its exercise of renewal option; or
                             (ii) have Fair Market Rent determined via appraisal.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

Forensic Technologies International, Inc. (Suite 600) (9/l/93 - 8/31/98)
------------------------------------------------------------------------

    (T)  Option to Renew:    One 5-year option to renew (9/l/1998 - 8/31/2003,
                             assuming 9/l/93 lease

                             (commencement date), with notice to LL by 12/1/1997. Rent shall equal 100% of market. LL to notify Tenant of Base Rent during renewal term by 1/l/98. Tenant shall have right to nullify its exercise of option by notice to LL within 30 days of LL's notice to Tenant of rental terms.

Arbor Office Suites - 333 L.P. (7th floor) (4/l/85 - 3/31/02)
-------------------------------------------------------------

    (T)  Option to Renew:    One 5-year option to renew (4/l/2002 - 3/31/2007),
                             with 15 months notice to LL (1/l/2001). Base Rent to equal 100% of market. LL to deliver certificate identifying Base Rent (including escalation) during renewal term, at least 10 months prior to commencement of renewal term (6/l/2001).

Nyhan, Prister, Bambrick & Kinzie, P.C. (8th Floor) (2/l/92 - 1/31/02)
----------------------------------------------------------------------

    (T)  Option to Renew:    Two 5-year options to renew (2/l/2002 - 1/31/2007
                             and 2/l/2007- 1/31/2012), with 12 months notice to LL (2/1/2001 and 2/l/2006, respectively). LL to deliver certificate specifying Base Rent at lease 7 months prior to commencement of renewal term
                             (7/l/2001 and 7/l/2006, respectively).

                             Base Rent shall be 90% of market for each renewal term. In no event shall Base Rent for applicable renewal term be less than Base Rent in effect during last year of initial term or First Renewal Term, as applicable.

                             If Tenant objects to Base Rent and LL and Tenant cannot agree on same, Tenant may cancel its election to renew in notice to LL given within 30 days of LL's notice specifying Base Rent.

Carnow, Conibear & Associates, Ltd. (14th Floor) (9/15/85 - 12/31/03)
---------------------------------------------------------------------

    (T)  Option to Renew:    Two 5-year options to renew (1/l/04 - 12/31/08 and
                             1/l/09 - 12/31/13) upon notice to LL between 1/l/02 -12/31/02 and 1/l/07 - 12/31/07, respectively. The Base Rent shall be 95 % of the Fair Market Rental. Each renewal notice shall contain Tenant's determination of the Fair Market
                             Rental. The Base Rent shall be 95 % of the Fair
                             Market Rental. LL shall have 30 days to accept
                             Tenant's determination of Fair Market Rental Rate or deliver LL's determination of the Fair Market
                             Rental Rate. If LL's estimate exceeds Tenant's,
                             Tenant and LL shall negotiate the Fair Mark-et
                             Rental. If an agreement cannot be reached within 60 days from date of LL's estimate the rate shall be determined per the appraisal process described in the 1st Amendment.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

Tetra Pak, Inc. (15th & 16th Floors) (9/l/91 - 8/31/01)
-------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (9/l/2001 -
                                8/31/2006), with 14 months notice to LL
                                (7/l/2000). Base Rent shall equal 100% of
                                Market. LL to deliver certificate specifying
                                Base Rent during renewal term, at least 12 months prior to commencement of renewal term
                                (9/l/2000).

                                If Tenant objects to Base Rent specified by LL, Tenant may cancel its election to renew via notice to LL within 30 days of LL's notice to Tenant specifying such Base Rent.

Grosvenor Capital Management, LP. (16th Floor) (3/l/93 - 5/31/99)
-----------------------------------------------------------------

    (T)  Option to Renew:       Two 3-year options to renew (6/l/1999 -5/31/2002
                                and 6/l/2002 - 5/31/2005), with 12 months notice
                                to LL (6/l/1998 and 6/l/2001, respectively). LL to deliver certificate specifying Base Rent and escalations (equal to 100% of market for each renewal term) not later than 9 months prior to end of then cur-rent term. If Tenant objects with LL's determination of rent, and LL and Tenant cannot agree on rental rate, Tenant shall have the right to (i) cancel its exercise; or
                                (ii) elect to have rent determined by appraisal, in written notice to LL not later than 30 days after delivery of LL's notice specifying such rent.

Hefter & Radke (Suite 1650) (4/15/89 - 2/28/01)
-----------------------------------------------

    (T)  Option To Renew:       One 5-year option to renew (3/l/01 -2/28/06)
                                upon notice to LL between 9/l/99 - 5/31/00. Base
                                Rent shall be 100% of Fair Market Rental.
                                Tenant's renewal notice shall contain Tenant's determination of Fair Market Rental. Within 30 days after receipt of Tenant's renewal notice, LL by notice to Tenant shall either accept
                                Tenant's estimate of Fair Market Rental or deliver LL's determination of Fair Market
                                Rental. If LL's estimate exceeds Tenants, LL and
                                Tenant will commence negotiations to determine
                                Fair Market Rent. If not agreed upon within 30 days after delivery of LL's notice, the Fair
                                Market Rent, if Tenant elects by delivering notice of such election within 5 days following the negotiation period, shall be deter-mined by appraisal.

Facility Capital Corporation (17th Floor) (9/10/93 - 5/14/99)
-------------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (5/15/99 - 5/14/04),
                                with notice to LL by 9/l/1998 (such notice shall also contain Tenant's estimate of fair market rent). LL shall notify Tenant by 9/21/98 that LL either (i) accepts Tenant's rent estimate or
                                (ii) deliver LL's Fair Market Rent estimate.
                                Rent shall equal 100% of market.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                                If LL's estimate exceeds Tenant's estimate, LL and Tenant will commence negotiations for fair market rent. If no agreement has been reached within 30 days after delivery of LL's estimate, the fair market rent, if Tenant elects by notice to LL within 5 days (after 30 day period), shall be deter-mined by appraisal.

Katz Randall & Weinberg (1700 & 1800) (11/l/95 - 4/30/08)
---------------------------------------------------------

    (T)  Option to Renew:       Provided Tenant occupies at least 80% of the rsf
                                for its own use, Tenant may renew for one 5-year period (5/l/08 - 4/30/13) upon notice to LL by 4/30/07. Rent shall be the greater of (i)
                                Base Rent payable in the last year of original term (ii) or 95% of Market. LL shall deliver notice of market within 45 days of Tenant's notice , not to be later than 6/30/07.

Skadden, Arps, Slate, Meagher & Flom (19th & 20th Floors) (12/5/88 - 4/30/2000)
-------------------------------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (5/l/2000 -
                                4/30/2005), with 18 months notice to LL
                                (10/31/98). LL to deliver certificate specifying
                                Base Rent (equal to 100% of market) within 60 days after receipt from Tenant of its election to renew. Upon receipt of fair market rent notice from LL, Tenant shall have (i) 90 days to withdraw exercise of option; or (ii) 10 business days to state what Tenant believes fair market rent should be and request binding arbitration of fair market rent.

                                Must be renewed in conjunction with renewal of all spaces covered by Additional Leases (defined as Sublease dated 5/l/85, as amended by First Amendment of Sublease dated 6/30/88). Upon renewal, all Additional Lease space shall be deemed part of the premises hereunder.

National Equity Advisors, Inc. (Suite 2070) (1/l/95 - 12/31/99)
---------------------------------------------------------------

    (T)  Option to Renew:       One 5-year period (1/l/00 - 12/31/04) upon
                                notice to LL 14 months prior to expiration
                                (10/31/98) . Base rent shall be equal to the then current market rent as set forth in LL's notice delivered to Tenant at least 13 months prior to expiration (9/30/98). In the event
                                Tenant objects to the Base rent and LL and Tenant cannot agree on the Base Rent, Tenant may
                                (i) cancel its election to extend the term (ii) accept LL's determination of Base Rent or (iii) submit Base rent to arbitration. Tenant shall respond within 30 days of LL's notice, or be deemed to have accepted LL's determination.

Federal Home Loan Mortgage corporation (25th Floor) (2/l/86 - 4/30/99)
----------------------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (5/l/1999 -
                                4/30/2004), with no earlier than 24 months notice (5/l/1997) and no later than 12 months notice (5/l/98) to LL. Base Rent shall be 100% of market. LL to deliver certificate specifying
                                Base Rent during renewal term within 30 days of Tenant's notice.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

                                If LL and Tenant cannot agree on Base Rent within 30 days after LL's notice specifying such Base Rent, Tenant shall have right, within 30 days after expiration of said 30 day period, either (i) to withdraw its exercise of renewal option; or (ii) require fair market rent to be determined by appraisal.

                                Tenant may not exercise the renewal option in regard to the 5th Amendment Expansion Space only. However, Tenant may elect to exercise the renewal option to the 25th floor solely or in conjunction with the 5th Amendment Expansion Space.

Barack, Ferrazzano. Kirschbaum & Perlaman (27th and 28th Floors) (10/2/88 -
---------------------------------------------------------------------------
6/30/03)
--------

    (T)  Option to Renew:       One 5-year option to renew (7/1/2003 -
                                6/30/2008), with notice to LL by 12/31/2001.
                                Base Rent shall be 100% of market, including rental escalations. LL to deliver certificate identifying Base Rent and any flat rate or indexed escalation for the renewal term to Tenant on or before 5/31/2002.

                                If Tenant objects to such rent, it may cancel its option to renew via notice to LL by 6/30/2002. Notwithstanding the foregoing, Base Rent due with respect to the 27th floor only, for the first 3 months of the extended term, shall be equal to the same rate as the Base Rent with respect to the 27th floor during the last month of the original term of lease.

Association of American Railroads (29th Floor) (1/25/88 - 10/31/97)
-------------------------------------------------------------------

    (T)  Option to Renew:       (Notification Date has elapsed) Subject to the
                                rights of John Nuveen & Co. and Ameritech Health
                                Connections. One 1 -year option to renew
                                (11/l/97 - 10/31/98) at market rent. Tenant shall notify LL between 10/l/96 and 1/31/97 of intent to renew. LL shall notify Tenant by 5/l/97 the Base Rent during the Renewal Period.
                                Tenant shall have ten (10) days thereafter to nullify its exercise.

Ameritech Health Connections, Inc. (29th Floor) (6/l/93 - 5/31/00)
------------------------------------------------------------------

    (T)  Option to Renew:       Two 3-year options to renew (6/l/2000 -5/31/2003
                                and 6/l/2003 5/31/2006, assuming a 6/l/93 start
                                date), with 9 months notice to LL (9/l/1999 and 9/l/2002, respectively). Base Rent shall be 100% of market, including any increases thereto, whether by CPI or other methods. LL to deliver certificate indicating market terms within 45 days after receipt of Tenant notice. If LL and Tenant can not agree on terms, Tenant may cancel renewal election by notice to LL within 30 days of receipt of terms from LL.

--------------------------------------------------------------------------------
                             OPTIONS & ENCUMBRANCES
--------------------------------------------------------------------------------

Bain & Company, Inc. (30th floor) (11/14/94 - 11/13/05)
-------------------------------------------------------

    (T)  Option to Renew:       One 5-year option to renew (11/14/05 -11/13/10),
                                upon 14 months notice to LL (i.e., by 9/13/03).

                                Base Rent shall be equal to 100% of market. LL shall notify Tenant of Base Rent at least 12 months prior to commencement of renewal term. Within 30 days, Tenant may accept rent, cancel option to renew, or submit Base Rent to arbitration.

                                Subject to the rights of John Nuveen Co., Inc. with respect to the Premises (LL shall notify Tenant by 10/l/04 if Nuveen exercises its rights with respect to Premises). Expansion rights are not applicable during renewal term.

John Nuveen & Co., Incorporated (30th-Floor) (TBD - 2129/00)
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    (T)  Option to Renew:       The Renewal Option for Tenant's space on Floors
                                31 -36 shall not apply to the 30th floor space.

                                If Tenant exercises its first renewal option for floors 31- 36, Tenant shall have the right to lease the balance of the 30th floor other than the Bain Space and the 30th floor Additional Space. Tenant shall exercise such right at same time it exercises its first renewal option (i.e., by 11/30/98). If exercised, commencing 3/1/00, such expansion space shall become part of the Premises in the same terms as determined pursuant to the First Renewal Option.

John Nuveen & Co., incorporated (Floors 31 - 36) (3/l/85 - 2/29/2000)
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    (T)  Option to Renew:       Two 5-year options to renew (3/l/2000 -2/28/2005
                                & 3/l/2005 - 2/28/2010), with 15 months notice
                                to LL (11/30/98 and 11/30/2003, respectively).
                                Base Rent shall be 100% of market as of the commencement of each renewal term. LL to deliver certificate specifying Base Rent at least one-year prior to the commencement of each renewal term (3/l/99 and 3/l/2004, respectively). If LL and Tenant can not agree on terms, Tenant may cancel renewal election by notice to LL within 30 days of receipt of notice from LL specifying Base Rent.

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